As filed with the Securities and Exchange Commission on March 25, 2009.

===============================================================================
                                                   1933 Act File No. 333-131194
                                                    1940 Act File No. 811-21842


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary proxy statement.
[ ] Confidential, for use of theCommission only (as permitted by
    Rule 14a-6(e)(2)).
[X] Definitive proxy statement.
[ ] Definitive additional materials.
[ ] Soliciting material pursuant to Section 240.14a-12


                   FIRST TRUST STRATEGIC HIGH INCOME FUND II
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)


Payment of filing fee (check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                          ENERGY INCOME AND GROWTH FUND
                     FIRST TRUST ENHANCED EQUITY INCOME FUND
               FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                     FIRST TRUST/FIDAC MORTGAGE INCOME FUND
                     FIRST TRUST STRATEGIC HIGH INCOME FUND
                    FIRST TRUST STRATEGIC HIGH INCOME FUND II
                FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND
         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                     FIRST TRUST ACTIVE DIVIDEND INCOME FUND

                        120 East Liberty Drive, Suite 400
                             Wheaton, Illinois 60187

                                 March 20, 2009

Dear Shareholder:

         The accompanying materials relate to the Joint Annual Meetings of Shareholders (collectively, the "Meeting") of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust Tax-Advantaged Preferred Income Fund, First Trust Specialty Finance and Financial Opportunities Fund and First Trust Active Dividend Income Fund (each a "Fund" and collectively, the "Funds"). The Meeting will be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on Thursday, April 16, 2009, at 4:00 p.m. Central Time.

         At the Meeting, you will be asked to vote on a proposal to elect certain Trustees of your Fund (the "Proposal"). Shareholders will also be asked to transact such other business as may properly come before the Meeting and any adjournments or postponements thereof. The Proposal is described in the accompanying Notice of Joint Annual Meetings of Shareholders and Joint Proxy Statement.

         YOUR PARTICIPATION AT THE MEETING IS VERY IMPORTANT. If you cannot attend the Meeting, you may participate by proxy. As a Shareholder, you cast one vote for each share of a Fund that you own and a proportionate fractional vote for any fraction of a share that you own. Please take a few moments to read the enclosed materials and then cast your vote on the enclosed proxy card.

         VOTING TAKES ONLY A FEW MINUTES. EACH SHAREHOLDER'S VOTE IS IMPORTANT. YOUR PROMPT RESPONSE WILL BE MUCH APPRECIATED.

         After you have voted on the Proposal, please be sure to sign your proxy card and return it in the enclosed postage-paid envelope.

         We appreciate your participation in this important Meeting.

         Thank you.


                                             Sincerely,


                                             /s/ James A. Bowen

                                             James A. Bowen
                                             Chairman of the Board

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and will avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

          1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

          2. Joint Accounts: For each Fund other than the First Trust Active Dividend Income Fund, either party may sign, but the name of the party signing should conform exactly to the name shown in the registration. For the First Trust Active Dividend Income Fund, each party should sign.

          3. All Other Accounts: The capacity of the individual signing the proxy should be indicated unless it is reflected in the form of registration. For example:

      REGISTRATION                               VALID SIGNATURE

CORPORATE ACCOUNTS
(1)       ABC Corp.                              ABC Corp.
(2)       ABC Corp.                              John Doe, Treasurer
(3)       ABC Corp.
              c/o John Doe, Treasurer            John Doe
(4)       ABC Corp. Profit Sharing Plan          John Doe, Trustee

TRUST ACCOUNTS
(1)       ABC Trust                              Jane B. Doe, Trustee
(2)       Jane B. Doe, Trustee
              u/t/d 12/28/78                     Jane B. Doe

CUSTODIAL OR ESTATE ACCOUNTS
(1)       John B. Smith, Cust.
              f/b/o John B. Smith, Jr., UGMA     John B. Smith
(2)       John B. Smith                          John B. Smith, Jr., Executor

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                          ENERGY INCOME AND GROWTH FUND
                     FIRST TRUST ENHANCED EQUITY INCOME FUND
               FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                     FIRST TRUST/FIDAC MORTGAGE INCOME FUND
                     FIRST TRUST STRATEGIC HIGH INCOME FUND
                    FIRST TRUST STRATEGIC HIGH INCOME FUND II
                FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND
         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                     FIRST TRUST ACTIVE DIVIDEND INCOME FUND

                        120 EAST LIBERTY DRIVE, SUITE 400
                             WHEATON, ILLINOIS 60187

                 NOTICE OF JOINT ANNUAL MEETINGS OF SHAREHOLDERS
                          TO BE HELD ON APRIL 16, 2009

March 20, 2009

To the Shareholders of the above Funds:

         Notice is hereby given that the Joint Annual Meetings of Shareholders (collectively, the "Meeting") of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust Tax-Advantaged Preferred Income Fund, First Trust Specialty Finance and Financial Opportunities Fund and First Trust Active Dividend Income Fund (each a "Fund" and collectively, the "Funds"), each a Massachusetts business trust, will be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on Thursday, April 16, 2009, at 4:00 p.m. Central Time, for the following purposes:

     1. To elect two Trustees (the Class II Trustees) of each Fund.

     2. To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

         The Board of Trustees has fixed the close of business on January 28, 2009 as the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.


                                       By order of the Board of Trustees,


                                       /s/ W. Scott Jardine

                                       W. Scott Jardine
                                       Secretary


--------------------------------------------------------------------------------
SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO PROMPTLY COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE WHICH DOES NOT REQUIRE POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER OF THIS PROXY STATEMENT.
--------------------------------------------------------------------------------

                       This page intentionally left blank.

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                          ENERGY INCOME AND GROWTH FUND
                     FIRST TRUST ENHANCED EQUITY INCOME FUND
               FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                     FIRST TRUST/FIDAC MORTGAGE INCOME FUND
                     FIRST TRUST STRATEGIC HIGH INCOME FUND
                    FIRST TRUST STRATEGIC HIGH INCOME FUND II
                FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND
         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                     FIRST TRUST ACTIVE DIVIDEND INCOME FUND

                      JOINT ANNUAL MEETINGS OF SHAREHOLDERS
                                 APRIL 16, 2009

                        120 EAST LIBERTY DRIVE, SUITE 400
                             WHEATON, ILLINOIS 60187

                              JOINT PROXY STATEMENT
                                 MARCH 20, 2009

         THIS JOINT PROXY STATEMENT AND THE ENCLOSED PROXY CARD WILL FIRST BE MAILED TO SHAREHOLDERS ENTITLED TO VOTE ON OR ABOUT MARCH 20, 2009.

         This Joint Proxy Statement is furnished in connection with the solicitation of proxies by the Boards of Trustees of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust Tax-Advantaged Preferred Income Fund, First Trust Specialty Finance and Financial Opportunities Fund and First Trust Active Dividend Income Fund (each a "Fund" and collectively, the "Funds"), each a Massachusetts business trust, for use at the Annual Meetings of Shareholders of the Funds to be held on Thursday, April 16, 2009, at 4:00 p.m. Central Time, at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, and at any adjournments or postponements thereof (collectively, the "Meeting"). A Notice of Joint Annual Meetings of Shareholders and a proxy card accompany this Joint Proxy Statement. The Boards of Trustees of the Funds have determined that the use of this Joint Proxy Statement is in the best interests of each Fund in light of the same matter being considered and voted on by shareholders.

         Proxy solicitations will be made, beginning on or about March 20, 2009, primarily by mail. However, proxy solicitations may also be made by telephone or personal interviews conducted by (i) officers of each Fund; (ii) First Trust Advisors L.P. ("First Trust Advisors" or the "Adviser"), the investment adviser of the Funds; (iii) with respect to Funds other than First Trust Active Dividend Income Fund, PNC Global Investment Servicing (U.S.) Inc. ("PNC"), the administrator, accounting agent and transfer agent of such Funds and a majority-owned subsidiary of The PNC Financial Services Group, Inc., or agents of PNC; (iv) with respect to First Trust Active Dividend Income Fund, American Stock Transfer & Trust Company ("AST"), the transfer agent of such Fund, or agents of AST; (v) Broadridge Financial Solutions, Inc.; or (vi) any affiliates of the foregoing entities.

         The costs incurred in connection with the preparation of this Joint Proxy Statement and its enclosures will be paid by the Funds. The Funds will also reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of Fund shares.

         The close of business on January 28, 2009 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meeting.

         Except for First Trust Tax-Advantaged Preferred Income Fund, each Fund has one class of shares of beneficial interest, par value $0.01 per share, known as common shares ("Common Shares"). First Trust Tax-Advantaged Preferred Income Fund has two classes of shares of beneficial interest, including shares with a par value $0.01 per share, known as Common Shares, and Series M Auction Preferred Shares ("Preferred Shares"). Common Shares and Preferred Shares are referred to collectively as "Shares."

         The following table indicates which shareholders are solicited with respect to the proposal to elect the Class II Trustees of each Fund:

                                           MATTER                                                 COMMON      PREFERRED
                                                                                                  SHARES      SHARES
a.  Election of two (2) Class II Trustees for  Macquarie/First  Trust Global  Infrastructure/       X           N/A
    Utilities Dividend & Income Fund, Energy Income and Growth Fund, First Trust Enhanced
    Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC
    Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High
    Income Fund II, First Trust Specialty Finance and Financial Opportunities Fund and First
    Trust Active Dividend Income Fund

b. i.  Election of one (1) Class II Trustee for First Trust Tax-Advantaged Preferred Income         X            X
       Fund
b. ii. Election of one (1) Class II Trustee for First Trust Tax-Advantaged Preferred Income                      X
       Fund

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SHAREHOLDER MEETING TO BE HELD ON APRIL 16, 2009. This Joint Proxy Statement is
available on the Internet at:
http://www.ftportfolios.com/common/cef/producinfo/common/proxystatement04.2009.pdf.

         The Funds will furnish, without charge, copies of their most recent annual and semi-annual reports to any shareholder upon request. To request a copy, please write to the Adviser at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, or call (800) 988-5891. Each Fund's most recent annual and semi-annual reports are also available on the Internet at http://www.ftportfolios.com.

         YOU MAY CALL (800) 988-5891 FOR INFORMATION ON HOW TO OBTAIN DIRECTIONS TO BE ABLE TO ATTEND THE MEETING AND VOTE IN PERSON.

         In order that your Shares may be represented at the Meeting, you are requested to:

o indicate your instructions on the proxy card;

o date and sign the proxy card;

o mail the proxy card promptly in the enclosed envelope which requires no postage if mailed in the continental United States; and

o allow sufficient time for the proxy card to be received BY 4:00 P.M. CENTRAL TIME, on THURSDAY, APRIL 16, 2009. (However, proxies received after this date may still be voted in the event the Meeting is adjourned or postponed to a later date.)

                                     VOTING

         As described further in the proposal, for each Fund, the affirmative vote of a plurality of the Shares present and entitled to vote at the Meeting will be required to elect the Class II Trustees of that Fund provided a quorum is present. Abstentions and broker non-votes will have no effect on the approval of the proposal.

         If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the Fund Shares represented thereby will be voted in accordance with the instructions marked thereon, or, if no instructions are marked thereon, will be voted in the discretion of the persons named on the proxy card. Accordingly, unless instructions to the contrary are marked thereon, a properly executed and returned proxy will be voted FOR the election of the nominees as Class II Trustees and, at the discretion of the named proxies, on any other matters that may properly come before the Meeting, as deemed appropriate. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her Shares in person, or by timely submitting a letter of revocation or a later-dated proxy to the applicable Fund at the above address. A list of shareholders entitled to notice of and to be present and to vote at the Meeting will be available at the offices of the Funds, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Meeting. Shareholders will need to show valid identification and proof of Share ownership to be admitted to the Meeting or to inspect the list of shareholders.

         Under the By-Laws of each Fund, a quorum is constituted by the presence in person or by proxy of the holders of thirty-three and one-third percent (33-1/3%) of the voting power of the outstanding class of Shares entitled to vote on a matter. For the purposes of establishing whether a quorum is present, all Shares present and entitled to vote, including abstentions and broker non-votes (i.e., Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), shall be counted. Any meeting of shareholders may be postponed prior to the meeting with notice to the shareholders entitled to vote at that meeting. Any meeting of shareholders may, by action of the chairman of the meeting, be adjourned to permit further solicitation of proxies without further notice with respect to one or more matters to be considered at such meeting to a designated time and place, whether or not a quorum is present with respect to such matter. In addition, upon motion of the chairman of the meeting, the question of adjournment may be submitted to a vote of the shareholders, and in that case, any adjournment must be approved by the vote of holders of a majority of the Shares present and entitled to vote with respect to the matter or matters adjourned, and without further notice. Unless a proxy is otherwise limited in this regard, any Shares present and entitled to vote at a meeting, including broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment.


                               OUTSTANDING SHARES

         On the Record Date, each Fund had the following number of Common Shares and, if applicable, Preferred Shares, outstanding:
-------------------------------------------------------------------------------------- ----------------- --------------------
                                                                                          COMMON           PREFERRED
                                                                                          SHARES           SHARES
                               FUND                                                       OUTSTANDING      OUTSTANDING
-------------------------------------------------------------------------------------- ----------------- --------------------
MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND              9,077,963              N/A
-------------------------------------------------------------------------------------- ----------------- --------------------
ENERGY INCOME AND GROWTH FUND                                                             6,462,221              N/A
-------------------------------------------------------------------------------------- ----------------- --------------------
FIRST TRUST ENHANCED EQUITY INCOME FUND                                                  19,973,164              N/A
-------------------------------------------------------------------------------------- ----------------- --------------------
FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND                                      17,365,236              N/A
-------------------------------------------------------------------------------------- ----------------- --------------------
FIRST TRUST/FIDAC MORTGAGE INCOME FUND                                                    4,048,993              N/A
-------------------------------------------------------------------------------------- ----------------- --------------------
FIRST TRUST STRATEGIC HIGH INCOME FUND                                                    9,057,019              N/A
-------------------------------------------------------------------------------------- ----------------- --------------------
FIRST TRUST STRATEGIC HIGH INCOME FUND II                                                 9,474,086              N/A
-------------------------------------------------------------------------------------- ----------------- --------------------
FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND                                          2,978,820              396
-------------------------------------------------------------------------------------- ----------------- --------------------
FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND                           14,231,333              N/A
-------------------------------------------------------------------------------------- ----------------- --------------------
FIRST TRUST ACTIVE DIVIDEND INCOME FUND                                                   7,205,236              N/A
-------------------------------------------------------------------------------------- ----------------- --------------------

         Common Shares of Energy Income and Growth Fund and First Trust Tax-Advantaged Preferred Income Fund are listed on the NYSE Amex (formerly known as the American Stock Exchange and the NYSE Alternext US) under the ticker symbols FEN and FPI, respectively. Common Shares of the other Funds are listed on the New York Stock Exchange under the following ticker symbols:
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund
(MFD); First Trust Enhanced Equity Income Fund (FFA); First Trust/Aberdeen Global Opportunity Income Fund (FAM); First Trust/FIDAC Mortgage Income Fund
(FMY); First Trust Strategic High Income Fund (FHI); First Trust Strategic High Income Fund II (FHY); First Trust Specialty Finance and Financial Opportunities Fund (FGB); and First Trust Active Dividend Income Fund (FAV). The Preferred Shares of First Trust Tax-Advantaged Preferred Income Fund are not listed on a national stock exchange.

         Shareholders of record on the Record Date are entitled to one vote for each Share the shareholder owns and a proportionate fractional vote for any fraction of a Share the shareholder owns.

         To the knowledge of the Board of Trustees, as of the Record Date, no single shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934 (the "1934 Act")) beneficially owned more than 5% of any class of any Fund's outstanding Shares, except as described as follows. Information as to beneficial ownership of Common Shares, including percentage of outstanding shares beneficially owned, is based on reports filed with the Securities and Exchange Commission ("SEC") by such holders and securities position listing reports as of the Record Date. Information as to beneficial ownership of Preferred Shares is based on the securities position listing reports as of the Record Date. The applicable Fund does not have any knowledge of who the ultimate beneficiaries are of the Shares listed. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of control.


                                    BENEFICIAL OWNERSHIP OF SHARES
------------------------------------------------------------------------------------------------------------------------------
                   NAME AND ADDRESS                        SHARES OF A CLASS                % OF OUTSTANDING SHARES OF A
                   OF BENEFICIAL OWNER                     BENEFICIALLY OWNED               CLASS BENEFICIALLY OWNED
------------------------------------------------------------------------------------------------------------------------------
MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND:
------------------------------------------------------------------------------------------------------------------------------
Charles Schwab & Co., Inc.                                   579,502 Common                                6.38%
211 Main Street                                                  Shares
San Francisco, CA 94105
-------------------------------------------------------- -------------------------------- ------------------------------------
First Clearing, LLC
One North Jefferson Street                                   532,850 Common                                5.87%
St. Louis, MO 63103                                              Shares
-------------------------------------------------------- -------------------------------- ------------------------------------
Merrill Lynch, Pierce Fenner & Smith Safekeeping
101 Hudson Street, 8th Floor                               2,281,173 Common                               25.13%
Jersey City, NJ 07302                                          Shares
-------------------------------------------------------- -------------------------------- ------------------------------------
National Financial Services LLC
200 Liberty Street                                           718,624 Common                                7.92%
New York, NY 10281                                               Shares
-------------------------------------------------------- -------------------------------- ------------------------------------
Raymond James & Associates, Inc.
880 Carillon Parkway                                         828,247 Common                                9.12%
P.O. Box 12749                                                   Shares
St. Petersburg, FL 33716
-------------------------------------------------------- -------------------------------- ------------------------------------
RBC Capital Markets Corporation
510 Marquette Avenue South                                   664,769 Common                                7.32%
Minneapolis, MN 55402                                            Shares
------------------------------------------------------------------------------------------------------------------------------
ENERGY INCOME AND GROWTH FUND:
------------------------------------------------------------------------------------------------------------------------------
Charles Schwab & Co., Inc.
211 Main Street                                              543,330 Common                                8.41%
San Francisco, CA 94105                                          Shares
-------------------------------------------------------- -------------------------------- ------------------------------------
Citigroup Global Markets Inc.
111 Wall Street                                              427,867 Common                                6.62%
New York, NY 10005                                               Shares
-------------------------------------------------------- -------------------------------- ------------------------------------
First Clearing, LLC
One North Jefferson Street                                   543,744 Common                                8.41%
St. Louis, MO 63103                                              Shares
-------------------------------------------------------- -------------------------------- ------------------------------------
Morgan Stanley & Co., Incorporated
Harborside Financial Center                                  425,957 Common                                6.59%
Plaza 3, 4th Floor                                               Shares
Jersey City, NJ 07311
-------------------------------------------------------- -------------------------------- ------------------------------------
National Financial Services LLC
200 Liberty Street                                           360,588 Common                                5.58%
New York, NY 10281                                               Shares
-------------------------------------------------------- -------------------------------- ------------------------------------
Pershing LLC
1 Pershing Plaza                                             490,675 Common                                7.59%
Jersey City, NJ 07399                                            Shares
-------------------------------------------------------- -------------------------------- ------------------------------------
Wachovia Securities, LLC
One North Jefferson Avenue                                 1,684,074 Common                               26.06%
St. Louis, MO 63103                                            Shares
-------------------------------------------------------- -------------------------------- ------------------------------------


                                     - 5 -


------------------------------------------------------------------------------------------------------------------------------
                  NAME AND ADDRESS                         SHARES OF A CLASS                % OF OUTSTANDING SHARES OF A
                  OF BENEFICIAL OWNER                      BENEFICIALLY  OWNED              CLASS BENEFICIALLY OWNED
------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST ENHANCED EQUITY INCOME FUND:
------------------------------------------------------------------------------------------------------------------------------
Claymore Securities Inc. *
2455 Corporate West Drive                                  1,588,955 Common                                7.95%
Lisle, IL 60532                                                Shares
-------------------------------------------------------- -------------------------------- ------------------------------------
First Clearing, LLC
One North Jefferson Street                                 2,538,392 Common                               12.71%
St. Louis, MO 63103                                            Shares
-------------------------------------------------------- -------------------------------- ------------------------------------
Merrill Lynch, Pierce Fenner & Smith Safekeeping
101 Hudson Street, 8th Floor                               1,328,922 Common                                6.65%
Jersey City, NJ 07302                                          Shares
-------------------------------------------------------- -------------------------------- ------------------------------------
Raymond James & Associates, Inc.
P.O.  Box 14407                                            1,059,767 Common                                5.30%
St. Petersburg, FL 33733                                       Shares
-------------------------------------------------------- -------------------------------- ------------------------------------
The Bank of New York Mellon
525 William Penn Place                                     2,455,575 Common                               12.29%
Pittsburgh, PA 15259                                           Shares
-------------------------------------------------------- -------------------------------- ------------------------------------
Wachovia Securities, LLC
One North Jefferson Avenue                                 3,174,232 Common                               15.89%
St. Louis, MO 63103                                            Shares
------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND:
------------------------------------------------------------------------------------------------------------------------------
Claymore Securities Inc. *
2455 Corporate West Drive                                  1,191,280 Common                                6.27%
Lisle, IL 60532                                                Shares
-------------------------------------------------------- -------------------------------- ------------------------------------
Karpus Management, Inc., *
d/b/a Karpus Investment Management                         1,052,785 Common                                6.06%
183 Sully's Trail                                              Shares
Pittsford, NY 14534
-------------------------------------------------------- -------------------------------- ------------------------------------
Charles Schwab & Co., Inc.
211 Main Street                                              925,818 Common                                5.33%
San Francisco, CA 94105                                          Shares
-------------------------------------------------------- -------------------------------- ------------------------------------
First Clearing, LLC
One North Jefferson Street                                 1,683,901 Common                                9.70%
St. Louis, MO 63103                                            Shares
-------------------------------------------------------- -------------------------------- ------------------------------------
Merrill Lynch, Pierce Fenner & Smith Safekeeping
101 Hudson Street, 8th Floor                               1,966,195 Common                               11.32%
Jersey City, NJ 07302                                          Shares
-------------------------------------------------------- -------------------------------- ------------------------------------
National Financial Services LLC
200 Liberty Street                                           974,885 Common                                5.61%
New York, NY 10281                                               Shares
-------------------------------------------------------- -------------------------------- ------------------------------------
Pershing LLC
1 Pershing Plaza                                           1,003,637 Common                                5.78%
Jersey City, NJ 07399                                          Shares
-------------------------------------------------------- -------------------------------- ------------------------------------
RBC Capital Markets Corporation
510 Marquette Ave. South                                   1,279,733 Common                                7.37%
Minneapolis, MN 55402                                          Shares
-------------------------------------------------------- -------------------------------- ------------------------------------
The Bank of New York Mellon
525 William Penn Place                                     1,411,905 Common                                8.13%
Pittsburgh, PA 15259                                           Shares
-------------------------------------------------------- -------------------------------- ------------------------------------
Wachovia Securities, LLC
One North Jefferson Avenue                                   984,234 Common                                5.67%
St. Louis, MO 63103                                              Shares
------------------------------------------------------------------------------------------------------------------------------
*     This information is based on the most recent Schedule 13G filed with the
      SEC and does not necessarily reflect ownership as of the Record Date.
------------------------------------------------------------------------------------------------------------------------------


                                     - 6 -



------------------------------------------------------------------------------------------------------------------------------
                  NAME AND ADDRESS                         SHARES OF A CLASS                % OF OUTSTANDING SHARES OF A
                  OF BENEFICIAL OWNER                      BENEFICIALLY OWNED               CLASS BENEFICIALLY OWNED
------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST/FIDAC MORTGAGE INCOME FUND:
------------------------------------------------------------------------------------------------------------------------------
Sit Investment Associates, Inc. *
3300 IDS Center                                              656,220 Common                               16.22%
80 South Eighth Street                                           Shares
Minneapolis, MN 55402
-------------------------------------------------------- -------------------------------- ------------------------------------
Wells Fargo & Company **
420 Montgomery Street                                        300,908 Common                                7.44%
San Francisco, CA 94163                                          Shares
-------------------------------------------------------- -------------------------------- ------------------------------------
Charles Schwab & Co., Inc.
211 Main Street                                              269,529 Common                                6.66%
San Francisco, CA                                                hares
-------------------------------------------------------- -------------------------------- ------------------------------------
First Clearing, LLC
One North Jefferson Street                                   505,100 Common                               12.47%
St. Louis, MO 63103                                              Shares
-------------------------------------------------------- -------------------------------- ------------------------------------
Merrill Lynch, Pierce Fenner & Smith Safekeeping
101 Hudson Street, 8th Floor                                 423,562 Common                               10.46%
Jersey City, NJ 07302                                            Shares
-------------------------------------------------------- -------------------------------- ------------------------------------
National Financial Services LLC
200 Liberty Street                                           299,329 Common                                7.39%
New York, NY 10281                                               Shares
-------------------------------------------------------- -------------------------------- ------------------------------------
The Northern Trust Company
810 S. Canal Street                                          468,097 Common                               11.56%
Chicago, IL 60607                                                Shares
------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST STRATEGIC HIGH INCOME FUND:
------------------------------------------------------------------------------------------------------------------------------
First Clearing, LLC                                          776,887 Common                                8.58%
One North Jefferson Street                                       Shares
St. Louis, MO 63103
-------------------------------------------------------- -------------------------------- ------------------------------------
National Financial Services LLC
200 Liberty Street                                         1,206,825 Common                               13.32%
New York, NY 10281                                             Shares
-------------------------------------------------------- -------------------------------- ------------------------------------
Pershing LLC
1 Pershing Plaza                                             811,496 Common                                8.96%
Jersey City, NJ 07399                                            Shares
-------------------------------------------------------- -------------------------------- ------------------------------------
RBC Capital Markets Corporation
510 Marquette Ave South                                    1,157,484 Common                               12.78%
Minneapolis, MN 55402                                          Shares
------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST STRATEGIC HIGH INCOME FUND II:
------------------------------------------------------------------------------------------------------------------------------
First Clearing, LLC                                          964,658 Common                               10.18%
One North Jefferson Street                                       Shares
St. Louis, MO 63103
-------------------------------------------------------- -------------------------------- ------------------------------------
National Financial Services LLC
200 Liberty Street                                           816,651 Common                                8.62%
New York, NY 10281                                               Shares
-------------------------------------------------------- -------------------------------- ------------------------------------
Oppenheimer & Co. Inc.                                       571,396 Common                                6.03%
125 Broad Street, 15th Floor                                     Shares
New York, NY 10004
-------------------------------------------------------- -------------------------------- ------------------------------------
Pershing LLC
1 Pershing Plaza                                             809,885 Common                                8.55%
Jersey City, NJ 07399                                            Shares
------------------------------------------------------------------------------------------------------------------------------
*     This information is based on the most recent Schedule 13G filed with the
      SEC and does not necessarily reflect ownership as of the Record Date.

**    According to Schedule 13G dated January 22, 2009, the reporting persons have sole voting power over 299,599 Shares, sole dispositive power over
      297,296 Shares and shared dispositive power over 3,611 Shares.
------------------------------------------------------------------------------------------------------------------------------


                                     - 7 -


------------------------------------------------------------------------------------------------------------------------------
                  NAME AND ADDRESS                         SHARES OF A CLASS                % OF OUTSTANDING SHARES OF A
                  OF BENEFICIAL OWNER                      BENEFICIALLY OWNED               CLASS BENEFICIALLY OWNED
------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST STRATEGIC HIGH INCOME FUND II (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------
RBC Capital Markets Corporation
510 Marquette Avenue South                                   716,618 Common                                7.56%
Minneapolis, MN 55402                                            Shares
-------------------------------------------------------- -------------------------------- ------------------------------------
Wachovia Securities LLC
One North Jefferson Avenue                                   672,798 Common                                7.10%
St. Louis, MO 63103                                              Shares
------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND:
------------------------------------------------------------------------------------------------------------------------------
RBC Capital Markets Corporation
510 Marquette Avenue South                                       396 Preferred                              100%
Minneapolis, MN 55402                                                Shares
-------------------------------------------------------- -------------------------------- ------------------------------------
American Enterprise Investment Services Inc.
2178 AXP Financial Center                                    228,649 Common                                7.68%
Minneapolis, MN 55474                                            Shares
-------------------------------------------------------- -------------------------------- ------------------------------------
First Clearing, LLC
One North Jefferson Street                                   350,271 Common                               11.76%
St. Louis, MO 63103                                              Shares
-------------------------------------------------------- -------------------------------- ------------------------------------
National Financial Services LLC
200 Liberty Street                                           222,826 Common                                7.48%
New York, NY 10281                                               Shares
-------------------------------------------------------- -------------------------------- ------------------------------------
Pershing LLC
1 Pershing Plaza                                             275,802 Common                                9.26%
Jersey City, NJ 07399                                            Shares
-------------------------------------------------------- -------------------------------- ------------------------------------
RBC Capital Markets Corporation
510 Marquette Avenue South                                   381,979 Common                               12.82%
Minneapolis, MN 55402                                            Shares
------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND:
------------------------------------------------------------------------------------------------------------------------------
Wachovia Securities, LLC
One North Jefferson Avenue                                10,903,738 Common                               76.62%
St. Louis, MO 63103                                            Shares
------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST ACTIVE DIVIDEND INCOME FUND:
------------------------------------------------------------------------------------------------------------------------------
National Financial Services LLC                              823,232 Common                               11.43%
200 Liberty Street                                               Shares
New York, NY 10281
-------------------------------------------------------- -------------------------------- ------------------------------------
Raymond James & Associates, Inc.
880 Carillon Parkway                                       4,135,946 Common
P.O. Box 12749                                                 Shares                               57.40%
St. Petersburg, FL 33716
-------------------------------------------------------- -------------------------------- ------------------------------------

              PROPOSAL: ELECTION OF CLASS II TRUSTEES OF EACH FUND

         Each Fund has established a staggered Board consisting of five (5) Trustees divided into three (3) classes pursuant to its respective By-Laws. As indicated on the chart set forth below under "Management of the Funds," the term of each Trustee is set in accordance with the structure of the staggered Board of each Fund. At the annual meeting of shareholders of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II and First Trust Tax-Advantaged Preferred Income Fund held in 2007, current Trustees Richard E. Erickson and Thomas R. Kadlec were designated and elected as Class II Trustees with a term expiring at this year's Meeting and will stand as the nominees for election as Trustees of each such Fund at this year's Meeting. At the organizational meetings of First Trust Active Dividend Income Fund and First Trust Specialty Finance and Financial Opportunities Fund, current Trustees Richard E. Erickson and Thomas R. Kadlec were designated as Class II Trustees with a term expiring at this year's Meeting and will stand as the nominees for election as Trustees of each such Fund at this year's Meeting. If elected, Messrs. Erickson and Kadlec will hold office for a three-year term expiring at the Funds' annual meeting of shareholders in 2012 or until their successors are elected and qualified, or until they resign, retire or are otherwise removed. James A. Bowen, Robert F. Keith and Niel B. Nielson are current and continuing Trustees. Messrs. Bowen and Nielson are Class III Trustees for a term expiring at the Funds' annual meeting of shareholders in 2010 or until their successors are elected and qualified, or until they resign, retire or are otherwise removed, and Mr. Keith is the Class I Trustee for a term expiring at the Funds' annual meeting of shareholders in 2011 or until his successor is elected and qualified, or until he resigns, retires or is otherwise removed.

a. FOR MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND, ENERGY INCOME AND GROWTH FUND, FIRST TRUST ENHANCED EQUITY INCOME FUND, FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND, FIRST TRUST/FIDAC MORTGAGE INCOME FUND, FIRST TRUST STRATEGIC HIGH INCOME FUND, FIRST TRUST STRATEGIC HIGH INCOME FUND II, FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND AND FIRST TRUST ACTIVE DIVIDEND INCOME FUND:

         Two (2) Class II Trustees are to be elected by holders of Common Shares of each of the foregoing Funds, in each case voting as a single class. Trustees Erickson and Kadlec are the nominees for election as Class II Trustees by all shareholders of each of the foregoing Funds for a three-year term.

b.       FOR FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND:

         i. One (1) Class II Trustee is to be elected by holders of Common Shares and Preferred Shares of the foregoing Fund, voting as a single class. Trustee Erickson is the nominee for election as a Class II Trustee by holders of Common Shares and Preferred Shares of the foregoing Fund for a three-year term.

         ii. One (1) Class II Trustee is to be elected by holders of Preferred Shares of the foregoing Fund, voting as a single class. Trustee Kadlec is the nominee for election as a Class II Trustee by holders of Preferred Shares of the foregoing Fund for a three-year term.

         REQUIRED VOTE: For each Fund, the Class II Trustees, neither of whom is an "interested person" of the Funds as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act") (each such Trustee, one of the "Independent Trustees"), must be elected by the affirmative vote of the holders of a plurality of the Shares of the Fund (or, in the case of the Class II Trustee to be elected by the holders of the Preferred Shares of First Trust Tax-Advantaged Preferred Income Fund, by the affirmative vote of the holders of a plurality of the Preferred Shares) cast in person or by proxy at the Meeting and entitled to vote thereon, provided a quorum is present. Abstentions and broker non-votes will have no effect on the approval of the proposal. Proxies cannot be voted for a greater number of persons than the number of nominees named.

         Unless you give contrary instructions on your proxy card, your Shares will be voted FOR the election of the nominees listed if your proxy card has been properly executed and timely received by the Fund. If a nominee should withdraw or otherwise become unavailable for election, your Shares will be voted FOR such other nominee as management may recommend.

         The Board of Trustees Unanimously Recommends That Shareholders Vote FOR the Proposal.

                                   MANAGEMENT

         MANAGEMENT OF THE FUNDS

         The management of each Fund, including general supervision of the duties performed for each Fund under the investment management agreement between each Fund and the Adviser, is the responsibility of the Board of Trustees. The Board of Trustees of each Fund is divided into three classes: Class I, Class II and Class III; the length of the term of office of each Trustee is generally three years, and when each Trustee's term begins and ends depends on the Trustee's designated class. Each Fund has five Trustees, one of whom is an "interested person" (as that term is defined in the 1940 Act) (such Trustee, the "Interested Trustee") and four of whom are Independent Trustees. The Trustees of a Fund set broad policies for that Fund, choose the Fund's officers, and hire the Fund's investment adviser and sub-adviser. The officers of a Fund manage the day-to-day operations and are responsible to the Fund's Board of Trustees.

         The following is a list of Trustees and officers of each Fund and a statement of their present positions, principal occupations during the past five years, the number of portfolios each Trustee oversees, and the other directorships the Trustees hold, if applicable.





            [The remainder of this page is intentionally left blank.]


                           INTERESTED TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                                                         PORTFOLIOS IN
                           POSITION(S)   TERM OF OFFICE(2) PRINCIPAL OCCUPATION(S)       FIRST TRUST FUND  OTHER
NAME, ADDRESS, AND         HELD WITH     AND LENGTH OF     DURING PAST                   COMPLEX OVERSEEN  DIRECTORSHIPS
DATE OF BIRTH              FUNDS         TIME SERVED(3)    FIVE YEARS                    BY TRUSTEE        HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------
 James A. Bowen(1)         President,    Class III         President, First Trust         60 Portfolios    Trustee of
 120 East Liberty Drive    Chairman of                     Advisors L.P. and First                         Wheaton College
 Suite 400                 the Board,                      Trust Portfolios L.P.;
 Wheaton, IL 60187         Chief         Since 2004        Chairman of the Board of
 DOB: 9/55                 Executive                       Directors, BondWave LLC
                           Officer and                     (Software Development
                           Trustee                         Company/Broker-Dealer/Investment
                                                           Adviser) and Stonebridge Advisors
                                                           LLC (Investment Adviser)
-----------------------------------------------------------------------------------------------------------------------------

                           INDEPENDENT TRUSTEES

-----------------------------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                                                                                         PORTFOLIOS IN
                           POSITION(S)   TERM OF OFFICE(2) PRINCIPAL OCCUPATION(S)       FIRST TRUST FUND  OTHER
NAME, ADDRESS, AND         HELD WITH     AND LENGTH OF     DURING PAST                   COMPLEX OVERSEEN  DIRECTORSHIPS
DATE OF BIRTH              FUNDS         TIME SERVED(3)    FIVE YEARS                    BY TRUSTEE        HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------

 Richard E. Erickson       Trustee       Class II          Physician; President,         60 Portfolios     NONE
 c/o First Trust                                           Wheaton Orthopedics;
 Advisors L.P.                                             Co-owner and Co-Director
 120 East Liberty Drive                  Since 2004        (January 1996 to May 2007),
 Suite 400                                                 Sports Med Center for
 Wheaton, IL 60187                                         Fitness; Limited Partner,
 DOB: 4/51                                                 Gundersen Real Estate
                                                           Limited Partnership;
                                                           Member, Sportsmed LLC
-----------------------------------------------------------------------------------------------------------------------------
 Thomas R. Kadlec          Trustee       Class II          Senior Vice President and      60 Portfolios    Director of ADM
 c/o First Trust                                           Chief Financial Officer (May                    Investor
 Advisors L.P.                                             2007 to Present), Vice                          Services, Inc.
 120 East Liberty Drive                  Since 2004        President and Chief                             and Director of
 Suite 400                                                 Financial Officer (1990 to                      Archer Financial
 Wheaton, IL 60187                                         May 2007), ADM Investor                         Services, Inc.
 DOB: 11/57                                                Services, Inc. (Futures
                                                           Commission Merchant);
                                                           President (May 2005 to
                                                           Present), ADM Derivatives,
                                                           Inc.; Registered
                                                           Representative (2000 to
                                                           Present), Segerdahl &
                                                           Company, Inc., a FINRA
                                                           member (Broker-Dealer)
-----------------------------------------------------------------------------------------------------------------------------
 Robert F. Keith           Trustee       Class I           President (2003 to Present),   60 Portfolios    NONE
 c/o First Trust                                           Hibs Enterprises (Financial
 Advisors  L.P.                          Since 2006        and Management Consulting);
 120 East Liberty Drive                                    President (2001 to 2003),
 Suite 400                                                 Aramark Management Services
 Wheaton, IL 60187                                         LP; President and Chief
 DOB: 11/56                                                Operating Officer (1998 to
                                                           2003), ServiceMaster
                                                           Management Services LP
-----------------------------------------------------------------------------------------------------------------------------
 Niel B. Nielson           Trustee        Class III         President (June 2002 to        60 Portfolios   Director of
 c/o First Trust                                            Present), Covenant College                     Covenant
 Advisors L.P.                                                                                             Transport Inc.
 120 East Liberty Drive                   Since 2004
 Suite 400
 Wheaton, IL 60187
 DOB: 3/54
-----------------------------------------------------------------------------------------------------------------------------


                           OFFICERS
----------------------------------------------------------------------------------------------------------------------------
                                       POSITION(S)         TERM OF OFFICE(2) PRINCIPAL OCCUPATION(S)
NAME, ADDRESS, AND                     HELD WITH           AND LENGTH OF     DURING PAST
DATE OF BIRTH                          FUNDS               TIME SERVED(3)    FIVE YEARS
----------------------------------------------------------------------------------------------------------------------------
 Mark R. Bradley                       Treasurer,          Indefinite        Chief Financial Officer, First Trust Advisors
 120 East Liberty Drive                Controller,                           L.P. and First Trust Portfolios L.P.; Chief
 Suite 400                             Chief Financial                       Financial Officer, BondWave LLC (Software
 Wheaton, IL 60187                     Officer and         Since 2004        Development Company/Broker-Dealer/ Investment
 DOB: 11/57                            Chief Accounting                      Adviser) and Stonebridge Advisors LLC
                                       Officer                               (Investment Adviser)
                                       and Chief
                                       Accounting
                                       Officer
----------------------------------------------------------------------------------------------------------------------------
 James M. Dykas                        Assistant           Indefinite        Senior Vice President (April 2007 to Present),
 120 East Liberty Drive                Treasurer                             Vice President (January 2005 to April 2007),
 Suite 400                                                                   First Trust Advisors L.P. and First Trust
 Wheaton, IL 60187                                         Since 2005        Portfolios L.P.; Executive Director (December
 DOB: 1/66                                                                   2002 to January 2005), Vice President
                                                                             (December 2000 to December 2002), Van Kampen
                                                                             Asset Management and Morgan Stanley Investment
                                                                             Management
----------------------------------------------------------------------------------------------------------------------------
 Christopher R. Fallow                 Assistant Vice      Indefinite        Assistant Vice President (August 2006 to
 120 East Liberty Drive                President                             Present), Associate (January 2005 to August
 Suite 400                                                                   2006), First Trust Advisors L.P. and First
 Wheaton, IL 60187                                         Since 2006        Trust Portfolios L.P.; Municipal Bond Trader
 DOB: 4/79                                                                   (July 2001 to January 2005), BondWave LLC
                                                                             (Software Development
                                                                             Company/Broker-Dealer/Investment Adviser)
----------------------------------------------------------------------------------------------------------------------------
 W. Scott Jardine                      Secretary and       Indefinite        General Counsel, First Trust Advisors L.P. and
 120 East Liberty Drive                Chief Compliance                      First Trust Portfolios L.P.; Secretary,
 Suite 400                             Officer                               BondWave LLC (Software Development
 Wheaton, IL 60187                                         Since 2004        Company/Broker-Dealer/Investment Adviser) and
 DOB: 5/60                                                                   Stonebridge Advisors LLC (Investment Adviser)
----------------------------------------------------------------------------------------------------------------------------
 Daniel J. Lindquist                   Vice President      Indefinite        Senior Vice President (September 2005 to
 120 East Liberty Drive                                                      Present), Vice President (April 2004 to
 Suite 400                                                                   September 2005), First Trust Advisors L.P. and
 Wheaton, IL 60187                                         Since 2005        First Trust Portfolios L.P.; Chief Operating
 DOB: 2/70                                                                   Officer (January 2004 to April 2004), Mina
                                                                             Capital Management, LLC; Chief Operating Officer
                                                                             (April 2000 to January  2004), Samaritan Asset
                                                                             Management Services, Inc.
----------------------------------------------------------------------------------------------------------------------------
  Coleen D. Lynch                      Assistant Vice      Indefinite        Assistant Vice President (January 2008 to
  120 East Liberty Drive               President                             Present), First Trust Advisors L.P. and First
  Suite 400                                                Since July 2008   Trust Portfolios L.P.; Vice President (May
  Wheaton, IL 60187                                                          1998 to January 2008), Van Kampen Asset
  DOB: 7/58                                                                  Management and Morgan Stanley Investment
                                                                             Management
----------------------------------------------------------------------------------------------------------------------------
 Kristi A. Maher                       Assistant           Indefinite        Deputy General Counsel (May 2007 to Present),
 120 East Liberty Drive                Secretary                             Assistant General Counsel (March 2004 to May
 Suite 400                                                                   2007), First Trust Advisors L.P. and First
 Wheaton, IL 60187                                         Since 2004        Trust Portfolios L.P.; Associate (December
 DOB: 12/66                                                                  1995 to March 2004), Chapman and Cutler LLP
----------------------------------------------------------------------------------------------------------------------------

(1) Mr. Bowen is deemed an "interested person" of the Funds due to his position as President of First Trust Advisors L.P., investment adviser of the Funds.

(2) Currently, Robert F. Keith, as a Class I Trustee, is serving a term for each of the Funds until the Funds' 2011 annual meeting. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are each serving a term for each of the Funds until the Meeting. James A. Bowen and Niel B. Nielson, as Class III Trustees, are each serving a term for each of the Funds until the Funds' 2010 annual meeting. Officers of the Funds have an indefinite term.

(3) All Trustees and officers, except for Robert F. Keith, Daniel J. Lindquist, James M. Dykas, Christopher R. Fallow and Coleen D. Lynch, were elected in 2005 for First Trust/FIDAC Mortgage Income Fund and First Trust Strategic High Income Fund and in 2004 for the other then-existing Funds. All Trustees and officers, except for Robert F. Keith, Christopher R. Fallow and Coleen D. Lynch, were elected in 2006 for First Trust Strategic High Income Fund II and First Trust Tax-Advantaged Preferred Income Fund at each such Fund's respective organizational meeting. All Trustees and officers, except for Coleen D. Lynch, were elected in 2007 for First Trust Specialty Finance and Financial Opportunities Fund and First Trust Active Dividend Income Fund at each such Fund's respective organizational meeting. Daniel J. Lindquist and James M. Dykas were elected Vice President and Assistant Treasurer, respectively, of all funds in the First Trust Fund Complex, including the then-existing Funds, on December 12, 2005. Christopher R. Fallow was elected Assistant Vice President of the then-existing Funds on December 10, 2006. Robert F. Keith was appointed or elected, as applicable, Trustee on June 12, 2006 or at the Fund's organizational meeting. Coleen D. Lynch was elected Assistant Vice President of all funds in the First Trust Fund Complex, including the Funds, on July 29, 2008.

         In addition to the Funds, the First Trust Fund Complex includes: First Defined Portfolio Fund, LLC, an open-end management investment company with 8 portfolios advised by First Trust Advisors; First Trust/Aberdeen Emerging Opportunity Fund, First Trust/Four Corners Senior Floating Rate Income Fund, First Trust/Four Corners Senior Floating Rate Income Fund II and First Trust Strategic High Income Fund III, closed-end funds advised by First Trust Advisors; and First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II and First Trust Exchange-Traded AlphaDEX(R) Fund, each an open-end investment company and an exchange-traded index fund with 17, 5 and 16 operating portfolios, respectively, advised by First Trust Advisors.

         Trustees

         Messrs. Erickson, Kadlec, Keith and Nielson are Independent Trustees, and Mr. Bowen is an Interested Trustee, of each of the funds in the First Trust Fund Complex. During the past five years, none of the Independent Trustees, nor any of their immediate family members, has ever been a director, trustee, officer, general partner or employee of, or consultant to, First Trust Advisors, First Trust Portfolios L.P. (an affiliate of First Trust Advisors), any sub-adviser to any fund in the First Trust Fund Complex, or any of their affiliates.

         Officers

         The officers of each Fund, including Mr. Bowen, Chief Executive Officer of each Fund, hold the same positions with each fund in the First Trust Fund Complex (representing 60 portfolios) as they hold with the Funds, except for Christopher R. Fallow. Mr. Fallow is an officer of 14 closed-end funds in the First Trust Fund Complex, but is not an officer of First Defined Portfolio Fund, LLC, First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II or First Trust Exchange-Traded AlphaDEX(R) Fund.

BENEFICIAL OWNERSHIP OF SHARES HELD IN THE FUNDS BY TRUSTEES AND OFFICERS

         The following table sets forth the dollar range and number of equity securities beneficially owned by the Trustees in each Fund and all funds in the First Trust Fund Complex, including the Funds, as of December 31, 2008:


             DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS AND FIRST TRUST FUND COMPLEX (NUMBER OF SHARES HELD)
-------------------------------------------------------------------------------------------------------------------------------
                             INTERESTED            INDEPENDENT
                             TRUSTEE               TRUSTEES
-------------------------- -------------------- ------------------ --------------------- --------------------- ----------------
          FUND               James A. Bowen        Richard E.        Thomas R. Kadlec      Robert F. Keith     Niel B. Nielson
                                                   Erickson
-------------------------- -------------------- ------------------ --------------------- --------------------- ----------------
MACQUARIE/FIRST TRUST        $10,001-$50,000       $1-$10,000           $1-$10,000         $10,001-$50,000       $1-$10,000
GLOBAL INFRASTRUCTURE/
UTILITIES DIVIDEND &         (1,000 Shares)       (624 Shares)         (800 Shares)         (2,910 Shares)      (331 Shares)
INCOME FUND
-------------------------- -------------------- ------------------ --------------------- --------------------- ----------------
ENERGY INCOME AND GROWTH           $0              $1-$10,000           $1-$10,000                $0             $1-$10,000
FUND
                               (0 Shares)          (323 Shares)        (700 Shares)           (0 Shares)        (339 Shares)
-------------------------- -------------------- ------------------ --------------------- --------------------- ----------------
FIRST TRUST ENHANCED               $0              $1-$10,000           $1-$10,000                $0             $1-$10,000
EQUITY INCOME FUND
                               (0 Shares)          (271 Shares)        (850 Shares)           (0 Shares)         (278 Shares)
-------------------------- -------------------- ------------------ --------------------- --------------------- ----------------
FIRST TRUST/ABERDEEN           $1-$10,000        $10,001-$50,000     $10,001-$50,000       $10,001-$50,000       $1-$10,000
GLOBAL OPPORTUNITY
INCOME FUND                   (750 Shares)        (920 Shares)         (850 Shares)         (2,495 Shares)      (259 Shares)
-------------------------- -------------------- ------------------ --------------------- --------------------- ----------------
FIRST TRUST/FIDAC                  $0                  $0            $10,001-$50,000              $0             $1-$10,000
MORTGAGE INCOME FUND
                               (0 Shares)          (0 Shares)          (650 Shares)           (0 Shares)         (331 Shares)
-------------------------- -------------------- ------------------ --------------------- --------------------- ----------------
FIRST TRUST STRATEGIC          $1-$10,000              $0                   $0                    $0             $1-$10,000
HIGH INCOME FUND
                             (1,000 Shares)        (0 Shares)           (0 Shares)            (0 Shares)         (421 Shares)
-------------------------- -------------------- ------------------ --------------------- --------------------- ----------------
FIRST TRUST STRATEGIC        $10,001-$50,000           $0                   $0                    $0             $1-$10,000
HIGH INCOME FUND II
                             (3,750 Shares)        (0 Shares)           (0 Shares)            (0 Shares)         (413 Shares)
-------------------------- -------------------- ------------------ --------------------- --------------------- ----------------
FIRST TRUST                        $0                  $0                   $0                    $0                 $0
TAX-ADVANTAGED
PREFERRED INCOME FUND          (0 Shares)          (0 Shares)           (0 Shares)            (0 Shares)         (0 Shares)
-------------------------- -------------------- ------------------ --------------------- --------------------- ----------------
FIRST TRUST SPECIALTY              $0                  $0                   $0                    $0                 $0
FINANCE AND FINANCIAL
OPPORTUNITIES FUND             (0 Shares)          (0 Shares)           (0 Shares)            (0 Shares)         (0 Shares)
-------------------------- -------------------- ------------------ --------------------- --------------------- ----------------
FIRST TRUST ACTIVE                 $0                  $0                   $0                    $0                 $0
DIVIDEND INCOME FUND
                               (0 Shares)          (0 Shares)           (0 Shares)            (0 Shares)         (0 Shares)
-------------------------- -------------------- ------------------ --------------------- --------------------- ----------------
AGGREGATE DOLLAR RANGE        Over $100,000     $50,001-$100,000      Over $100,000        $50,001-$100,000    $10,001-$50,000
OF EQUITY SECURITIES IN
ALL REGISTERED               (15,250 Shares)     (8,014 Shares)      (10,249 Shares)        (7,580 Shares)     (4,392 Shares)
INVESTMENT COMPANIES IN
FIRST TRUST FUND COMPLEX
OVERSEEN BY TRUSTEE
-------------------------- -------------------- ------------------ --------------------- --------------------- ----------------

         As of December 31, 2008, the Independent Trustees and their immediate family members did not own, beneficially or of record, any class of securities of First Trust Advisors or any sub-adviser or principal underwriter of any Fund or any person, other than a registered investment company, directly or indirectly controlling, controlled by, or under common control with First Trust Advisors or any sub-adviser or principal underwriter of any Fund, nor, since the beginning of the most recently completed fiscal year of any Fund, did any Independent Trustee purchase or sell securities of First Trust Advisors, or any sub-adviser to any fund in the First Trust Fund Complex, their parents or any subsidiaries of any of the foregoing.

         As of December 31, 2008, the Trustees and officers of the Funds as a group beneficially owned approximately 45,485 shares of the funds in the First Trust Fund Complex (less than 1% of the shares outstanding). As of December 31, 2008, the Trustees and officers of the Funds as a group beneficially owned the following number of Shares of each Fund, which is less than 1% of each Fund's Shares outstanding:

FUND                                                             COMMON SHARES OWNED           PREFERRED SHARES OWNED
Macquarie/First Trust Global Infrastructure/Utilities
   Dividend & Income Fund                                               5,665                           N/A
Energy Income and Growth Fund                                           1,362                           N/A
First Trust Enhanced Equity Income Fund                                 1,399                           N/A
First Trust/Aberdeen Global Opportunity Income Fund                     5,274                           N/A
First Trust/FIDAC Mortgage Income Fund                                    981                           N/A
First Trust Strategic High Income Fund                                  1,421                           N/A
First Trust Strategic High Income Fund II                               4,163                           N/A
First Trust Tax-Advantaged Preferred Income Fund                            0                            0
First Trust Specialty Finance and Financial Opportunities Fund              0                           N/A
First Trust Active Dividend Income Fund                                     0                           N/A


COMPENSATION

         Under the Trustees' compensation plan, each Independent Trustee is paid an annual retainer of $10,000 per trust for the first 14 trusts in the First Trust Fund Complex and an annual retainer of $7,500 per trust for each additional trust in the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. No additional meeting fees are paid in connection with board or committee meetings. Additionally, Dr. Erickson is paid annual compensation of $10,000 to serve as the Lead Trustee, Mr. Keith is paid annual compensation of $5,000 to serve as the chairman of the Audit Committee, Mr. Kadlec is paid annual compensation of $2,500 to serve as the chairman of the Valuation Committee and Mr. Nielson is paid annual compensation of $2,500 to serve as the chairman of the Nominating and Governance Committee. The committee chairmen and the Lead Trustee will serve two year periods ending December 31, 2009 before rotating to serve as a chairman of another committee or as Lead Trustee. The additional compensation is allocated equally among each of the trusts in the First Trust Fund Complex.

         During the calendar year ended December 31, 2008, for all the trusts in the First Trust Fund Complex, Dr. Erickson was paid $10,000 to serve as the Lead Trustee, Mr. Keith was paid $5,000 to serve as the chairman of the Audit Committee, Mr. Kadlec was paid $2,500 to serve as the chairman of the Valuation Committee, and Mr. Nielson was paid $2,500 to serve as the chairman of the Nominating and Governance Committee. The annual compensation was allocated equally among each of the trusts in the First Trust Fund Complex.

         The number of Board meetings held by each Fund during its last fiscal year is shown in Schedule 1 hereto. Each of the Trustees attended all of the meetings of the Boards of Trustees of the Funds.

         The aggregate fees and expenses paid to the Trustees by each Fund for its respective fiscal year (including reimbursement for travel and out-of-pocket expenses) amounted to the following:

-------------------------------------------------------------------------------- ----------------------------------
                                           FUND                                  AGGREGATE FEES AND EXPENSES PAID
-------------------------------------------------------------------------------- ----------------------------------
MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND                  $39,109
-------------------------------------------------------------------------------- ----------------------------------
ENERGY INCOME AND GROWTH FUND                                                                 $39,056
-------------------------------------------------------------------------------- ----------------------------------
FIRST TRUST ENHANCED EQUITY INCOME FUND                                                       $39,268
-------------------------------------------------------------------------------- ----------------------------------
FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND                                           $39,258
-------------------------------------------------------------------------------- ----------------------------------
FIRST TRUST/FIDAC MORTGAGE INCOME FUND                                                        $38,959
-------------------------------------------------------------------------------- ----------------------------------
FIRST TRUST STRATEGIC HIGH INCOME FUND                                                        $38,992
-------------------------------------------------------------------------------- ----------------------------------
FIRST TRUST STRATEGIC HIGH INCOME FUND II                                                     $39,016
-------------------------------------------------------------------------------- ----------------------------------
FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND                                              $38,920
-------------------------------------------------------------------------------- ----------------------------------
FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND                                $39,076
-------------------------------------------------------------------------------- -----------------------------------
FIRST TRUST ACTIVE DIVIDEND INCOME FUND                                                       $39,016
-------------------------------------------------------------------------------- ----------------------------------

         The following table sets forth certain information regarding the compensation of each Fund's Trustees for such Fund's respective fiscal year. The Funds have no retirement or pension plans. The officers and the Interested Trustee of each Fund receive no compensation from the Funds for serving in such capacities.


               AGGREGATE COMPENSATION FOR EACH FUND'S FISCAL YEAR
--------------------------------------------------------- -------------  ------------------------------------------------------
                                                           INTERESTED                        INDEPENDENT
                                                             TRUSTEE                          TRUSTEES
---------------------------------------------------------  ------------  ------------------------------------------------------
                                                             James A.    Richard E.   Thomas R.     Niel B.       Robert F.
                          FUND                               Bowen       Erickson     Kadlec        Nielson       Keith
---------------------------------------------------------  ------------  ------------ ------------- ------------- -------------
MACQUARIE/FIRST TRUST GLOBAL
INFRASTRUCTURE/UTILITIES
DIVIDEND & INCOME FUND (1)                                     $0          $ 9,861        $9,688        $9,907        $9,653
---------------------------------------------------------  ------------  ------------ ------------- ------------- -------------
ENERGY INCOME AND GROWTH FUND (1)                              $0          $ 9,861        $9,687        $9,855        $9,653
---------------------------------------------------------  ------------  ------------ ------------- ------------- -------------
FIRST TRUST ENHANCED EQUITY INCOME FUND (2)                    $0          $10,000        $9,583        $9,963        $9,722
---------------------------------------------------------  ------------  ------------ ------------- ------------- -------------
FIRST TRUST/ABERDEEN GLOBAL
OPPORTUNITY INCOME FUND (2)                                    $0          $10,000        $9,583        $9,953        $9,722
---------------------------------------------------------  ------------  ------------ ------------- ------------- -------------
FIRST TRUST/FIDAC
MORTGAGE INCOME FUND (3)                                       $0          $ 9,861        $9,687        $9,758        $9,653
---------------------------------------------------------  ------------  ------------ ------------- ------------- -------------
FIRST TRUST STRATEGIC
HIGH INCOME FUND (3)                                           $0          $ 9,861        $9,687        $9,791        $9,653
---------------------------------------------------------  ------------  ------------ ------------- ------------- -------------
FIRST TRUST STRATEGIC
HIGH INCOME FUND II (3)                                        $0          $ 9,861        $9,687        $9,815        $9,653
---------------------------------------------------------  ------------  ------------ ------------- ------------- -------------
FIRST TRUST TAX-ADVANTAGED
PREFERRED INCOME FUND (3)                                      $0          $ 9,861        $9,687        $9,719        $9,653
---------------------------------------------------------  ------------  ------------ ------------- ------------- -------------
FIRST TRUST SPECIALTY FINANCE AND FINANCIAL
OPPORTUNITIES FUND (1)                                         $0          $ 9,861        $9,687        $9,875        $9,653
---------------------------------------------------------  ------------  ------------ ------------- ------------- -------------
FIRST TRUST ACTIVE DIVIDEND INCOME FUND (1)                    $0          $ 9,861        $9,687        $9,815        $9,653
---------------------------------------------------------  ------------  ------------ ------------- ------------- -------------
TOTAL COMPENSATION FROM THE FIRST TRUST
FUND COMPLEX  (4)                                              $0         $180,000      $172,500      $177,297      $175,000
---------------------------------------------------------  ------------  ------------ ------------- ------------- -------------

(1) For fiscal year ended November 30, 2008.
(2) For fiscal year ended December 31, 2008.
(3) For fiscal year ended October 31, 2008.
(4) For calendar year ended December 31, 2008.

ATTENDANCE AT ANNUAL MEETINGS OF SHAREHOLDERS

         The policy of the Board is to have as many Trustees as possible in attendance at annual meetings of shareholders. The policy of the Nominating and Governance Committee relating to attendance by Trustees at annual meetings of shareholders is contained in the Funds' Nominating and Governance Committee Charter, which is available on each Fund's website located at http://www.ftportfolios.com. All of the Trustees attended the previous year's annual meeting of shareholders for each of the Funds.


                                   COMMITTEES

AUDIT COMMITTEE

         Each Board of Trustees has an Audit Committee, which consists of Messrs. Erickson, Kadlec, Keith and Nielson, all of whom are "independent" as defined in the listing standards of the NYSE Amex (formerly known as the American Stock Exchange and the NYSE Alternext US) and the New York Stock Exchange, as applicable. Messrs. Kadlec and Keith serve as Audit Committee Financial Experts. The Audit Committee is responsible for overseeing each Fund's accounting and financial reporting process, the system of internal controls, audit process and evaluating and appointing the independent registered public accounting firm (subject also to Board approval). The number of meetings of the Audit Committee held by each Fund during its last fiscal year is shown in
Schedule 1 hereto. Each Trustee who is a member of the Audit Committee attended all of such meetings for the respective Fund.

         In carrying out its responsibilities, as described below, the Audit Committee pre-approves all audit services and permitted non-audit services for each Fund (including the fees and terms thereof) and non-audit services to be performed for the Adviser by Deloitte & Touche LLP ("Deloitte & Touche"), the Funds' independent registered public accounting firm ("independent auditors") if the engagement relates directly to the operations and financial reporting of the Funds. The chairman of the Audit Committee is authorized to give such pre-approvals on behalf of the Audit Committee for engagements of less than $25,000. Any decisions by the chairman to grant pre-approvals are reported to the full Audit Committee at the next regularly scheduled meeting.

AUDIT COMMITTEE REPORT

         The role of the Audit Committee is to assist the Board of Trustees in its oversight of each Fund's accounting and financial reporting process. The Audit Committee operates pursuant to a charter (the "Charter") that was most recently reviewed and approved by the Board of Trustees on December 15, 2008, a copy of which is attached as Exhibit A hereto, and is available on the Funds' website located at http://www.ftportfolios.com. As set forth in the Charter, management of each Fund is responsible for maintaining appropriate systems for accounting and internal controls and the audit process. The Funds' independent auditors are responsible for planning and carrying out proper audits of the Funds' financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

         In performing its oversight function, the Audit Committee reviewed and discussed with management and the independent auditors, Deloitte & Touche, the audited financial statements of the First Trust/FIDAC Mortgage Income Fund, the First Trust Strategic High Income Fund, the First Trust Strategic High Income Fund II and the First Trust Tax-Advantaged Preferred Income Fund for the fiscal year ended October 31, 2008 at a meeting held on December 15, 2008; the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, the Energy Income and Growth Fund, the First Trust Specialty Finance and Financial Opportunities Fund and the First Trust Active Dividend Income Fund for the fiscal year ended November 30, 2008 at a meeting held on January 20, 2009; and the First Trust Enhanced Equity Income Fund, the First Trust/Aberdeen Global Opportunity Income Fund and the First Trust/Aberdeen Emerging Opportunity Fund for the fiscal year ended December 31, 2008 at a meeting held on February 19, 2009, and discussed the audits of such financial statements with the independent auditors and management.

         In addition, the Audit Committee discussed with the independent auditors the accounting principles applied by each Fund and such other matters brought to the attention of the Audit Committee by the independent auditors as required by the Public Company Accounting Oversight Board ("PCAOB") AU 380, Communication with Audit Committees. The Audit Committee also received from the independent auditors the written disclosures and letter required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, delineating relationships between the independent auditors and each Fund and discussed the impact that any such relationships may have on the objectivity and independence of the independent auditors.

         The members of each Fund's Audit Committee are not full-time employees of the Funds and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of each Fund's Audit Committee necessarily rely on the information provided to them by Fund management and the independent auditors. Accordingly, the Audit Committee's considerations and discussions referred to above do not assure that the audits of each Fund's financial statements have been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the independent auditors are in fact "independent."

         Based on its consideration of the Funds' audited financial statements and the discussions referred to above with Fund management and Deloitte & Touche, and subject to the limitations on the responsibilities and role of the Audit Committee as set forth in the Charter and discussed above, the Audit Committee recommended to the Board the inclusion of each Fund's audited financial statements for the years ended October 31, November 30 and December 31, 2008, respectively.

         Submitted by the Audit Committee of each Fund:
         Richard E. Erickson
         Thomas R. Kadlec
         Robert F. Keith
         Niel B. Nielson

INDEPENDENT AUDITORS' FEES

         Deloitte & Touche has been selected to serve as the independent auditors for each Fund for its current fiscal year, and acted as the independent auditors for each Fund for its most recently completed fiscal year. Deloitte & Touche has advised the Funds that, to the best of its knowledge and belief, Deloitte & Touche professionals did not have any direct or material indirect ownership interest in the Funds inconsistent with independent professional standards pertaining to independent registered public accounting firms. It is expected that representatives of Deloitte & Touche will be present at the Meeting to answer any questions that may arise and will have the opportunity to make a statement if they desire to do so. In reliance on Rule 32a-4 under the 1940 Act, each Fund is not seeking shareholder ratification of the selection of Deloitte & Touche as independent auditors.

Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees

         During each of the last two fiscal years of the Funds, Deloitte & Touche has billed each Fund and the Adviser for the following fees:

------------------------ ------------------------ ------------------------ ------------------------ -----------------------
                                 AUDIT FEES          AUDIT-RELATED FEES(1)           TAX                   ALL OTHER
                                                                                    FEES(2)                  FEES(3)
------------------------ ------------ ----------- ------------ ----------- ----------- ------------ ----------- -----------
    FEES BILLED TO:         2007         2008        2007         2008        2007        2008         2007        2008
------------------------ ------------ ----------- ------------ ----------- ----------- ------------ ----------- -----------
MACQUARIE/FIRST TRUST
GLOBAL INFRASTRUCTURE/
UTILITIES DIVIDEND &
INCOME FUND(4)
   Fund                    $99,000        $0        $2,700         $0        $4,350      $4,250         $0          $0
   Adviser                   N/A         N/A        $2,700         $0          $0          $0           $0          $0
------------------------ ------------ ----------- ------------ ----------- ----------- ------------ ----------- -----------
ENERGY INCOME AND
GROWTH FUND(4)
   Fund                    $93,500        $0        $3,000         $0       $79,500      $47,000        $0          $0
   Adviser                   N/A         N/A        $3,000       $2,000        $0          $0           $0          $0
------------------------ ------------ ----------- ------------ ----------- ----------- ------------ ----------- -----------
FIRST TRUST ENHANCED
EQUITY INCOME FUND(5)
   Fund                    $35,500     $37,000      $2,300         $0        $4,850      $5,000         $0          $0
   Adviser                   N/A         N/A        $2,300         $0          $0          $0           $0          $0
------------------------ ------------ ----------- ------------ ----------- ----------- ------------ ----------- -----------
FIRST TRUST/
ABERDEEN GLOBAL
OPPORTUNITY INCOME
Fund(5)
   Fund                    $41,000     $44,000      $2,600         $0        $4,350      $5,000         $0          $0
   Adviser                   N/A         N/A        $2,600         $0          $0          $0           $0          $0
------------------------ ------------ ----------- ------------ ----------- ----------- ------------ ----------- -----------
FIRST TRUST/
FIDAC MORTGAGE INCOME
FUND(6)
   Fund                    $25,000     $41,000      $2,400         $0        $4,125      $5,000         $484        $0
   Adviser                   N/A         N/A        $2,400         $0          $0          $0        $23,303        $0
------------------------ ------------ ----------- ------------ ----------- ----------- ------------ ----------- -----------
FIRST TRUST STRATEGIC
HIGH INCOME FUND(6)
   Fund                    $25,000     $53,500      $2,400       $6,868      $4,125      $5,000         $902        $0
   Adviser                   N/A         N/A        $2,400       $6,868        $0          $0        $23,303        $0
------------------------ ------------ ----------- ------------ ----------- ----------- ------------ ----------- -----------


                                     - 21 -

------------------------ ------------------------ ------------------------ ------------------------ -----------------------
                                 AUDIT FEES          AUDIT-RELATED FEES(1)           TAX                   ALL OTHER
                                                                                    FEES(2)                  FEES(3)
------------------------ ------------ ----------- ------------ ----------- ----------- ------------ ----------- -----------
    FEES BILLED TO:         2007         2008        2007         2008        2007        2008         2007        2008
------------------------ ------------ ----------- ------------ ----------- ----------- ------------ ----------- -----------
FIRST TRUST STRATEGIC
HIGH INCOME FUND II
   Fund                    $37,000     $53,500      $2,400       $6,868      $4,125      $5,000      $ 1,356        $0
   Adviser                   N/A         N/A        $2,400       $6,868        $0          $0        $23,303        $0
------------------------ ------------ ----------- ------------ ----------- ----------- ------------ ----------- -----------
FIRST TRUST
TAX-ADVANTAGED
PREFERRED INCOME
Fund(6)
   Fund                    $25,500     $36,000      $1,800         $0        $4,000      $4,250        $ 408        $0
   Adviser                   N/A         N/A        $1,800         $0          $0          $0        $23,303        $0
------------------------ ------------ ----------- ------------ ----------- ----------- ------------ ----------- -----------
FIRST TRUST SPECIALTY
FINANCE AND FINANCIAL
OPPORTUNITIES FUND(4),(7)
   Fund                    $55,000        $0          $0           $0          $0        $5,000         $0          $0
   Adviser                   N/A         N/A        $6,000         $0          $0          $0           $0          $0
------------------------ ------------ ----------- ------------ ----------- ----------- ------------ ----------- -----------
FIRST TRUST ACTIVE
DIVIDEND INCOME
Fund (4),(8)
   Fund                    $42,000        $0          $0           $0          $0        $4,250         $0          $0
   Adviser                   N/A         N/A        $5,000         $0          $0          $0           $0          $0
------------------------ ------------ ----------- ------------ ----------- ----------- ------------ ----------- -----------

(1) These fees were for additional audit work for the Fund.
(2) These fees were for tax consultation or tax return preparation.
(3) These fees were for compliance consulting services.
(4) These fees were for the fiscal years ended November 30.
(5) These fees were for the fiscal years ended December 31.
(6) These fees were for the fiscal years ended October 31.
(7) The 2007 fees were for the period from inception on May 25, 2007 through November 30, 2007.
(8) The 2007 fees were for the period from inception on September 20, 2007 through November 30, 2007.

Non-Audit Fees

         During each of the last two fiscal years of the Funds, Deloitte & Touche has billed the non-audit fees listed below for services provided to the entities indicated.


                            AGGREGATE NON-AUDIT FEES
--------------------------------------------------------------------------- ------------------------ ------------------------
                                   FUND                                              2007                     2008
--------------------------------------------------------------------------- ------------------------ ------------------------
MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME
FUND(1)
   Fund                                                                             $ 4,350                   $ 4,250
   Adviser                                                                          $ 7,000                   $12,143
--------------------------------------------------------------------------- ------------------------ ------------------------
ENERGY INCOME AND GROWTH FUND(1)
   Fund                                                                             $79,500                   $47,000
   Adviser                                                                          $ 7,000                   $14,143
--------------------------------------------------------------------------- ------------------------ ------------------------
FIRST TRUST ENHANCED EQUITY INCOME FUND(2)
   Fund                                                                             $ 4,850                   $ 5,000
   Adviser                                                                          $ 7,000                   $12,143
--------------------------------------------------------------------------- ------------------------ ------------------------
FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND(2)
   Fund                                                                             $ 4,350                   $ 5,000
   Adviser                                                                          $ 7,000                   $12,143
--------------------------------------------------------------------------- ------------------------ ------------------------
FIRST TRUST/FIDAC MORTGAGE INCOME FUND(3)
   Fund                                                                             $ 4,609                   $ 5,000
   Adviser                                                                          $30,303                   $12,143
--------------------------------------------------------------------------- ------------------------ ------------------------
FIRST TRUST STRATEGIC HIGH INCOME FUND(3)
   Fund                                                                             $ 5,027                   $ 5,000
   Adviser                                                                          $30,303                   $12,143
--------------------------------------------------------------------------- ------------------------ ------------------------
FIRST TRUST STRATEGIC HIGH INCOME FUND II(3)
   Fund                                                                             $ 5,481                   $ 5,000
   Adviser                                                                          $30,303                   $12,143
--------------------------------------------------------------------------- ------------------------ ------------------------
FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND(3)
   Fund                                                                             $ 4,408                   $ 4,250
   Adviser                                                                          $ 7,000                   $12,643
   Sub-Adviser                                                                      $14,146                   $ 4,500
--------------------------------------------------------------------------- ------------------------ ------------------------
FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (1),(4)
   Fund                                                                               $0                      $ 5,000
   Adviser                                                                          $ 7,000                   $12,143
--------------------------------------------------------------------------- ------------------------ ------------------------
FIRST TRUST ACTIVE DIVIDEND INCOME FUND(1), (5)
   Fund                                                                               $0                      $ 4,250
   Adviser                                                                            $0                      $12,143
--------------------------------------------------------------------------- ------------------------ ------------------------


(1) These fees were for the fiscal years ended November 30.
(2) These fees were for the fiscal years ended December 31.
(3) These fees were for the fiscal years ended October 31.
(4) The 2007 fees were for the period from inception on May 25, 2007 through November 30, 2007.
(5) The 2007 fees were for the period from inception on September 20, 2007 through November 30, 2007.

         Pre-Approval

         Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee of each Fund is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for each Fund by its independent auditors. The chairman of the Audit Committee is authorized to give such pre-approvals on behalf of the Audit Committee up to $25,000 and report any such pre-approval to the full Audit Committee.

         The Audit Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services for the Funds' adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the respective Fund, if the engagement relates directly to the operations and financial reporting of the Funds, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the Funds' adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the respective Fund that were not pre-approved pursuant to its policies, the Audit Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

         None of the Audit Fees, Audit-Related Fees, Tax Fees, and All Other Fees and Aggregate Non-Audit Fees for the Funds and the Adviser disclosed above that were required to be pre-approved by the Audit Committee pursuant to its pre-approval policies were pre-approved by the Audit Committee pursuant to the pre-approval exceptions included in Regulation S-X.

         The Audit Committee of each Fund has considered whether the provision of non-audit services that were rendered to the Funds' adviser (not including any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the respective Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

OTHER COMMITTEES

         The Boards of Trustees of the Funds have three other standing committees: the Executive Committee (also serving as the Dividend and Pricing Committee), the Nominating and Governance Committee and the Valuation Committee. The Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board of Trustees to the extent permitted by each Fund's Declaration of Trust and By-Laws. The members of the Executive Committee also serve as a special committee of the Board of Trustees known as the Dividend and Pricing Committee which is authorized to exercise all of the powers and authority of the Board with respect to the declaration and setting of dividends and the issuance and sale, through an underwritten public offering, of the Shares of each Fund and all other such matters relating to such financing, including determining the price at which such Shares are to be sold and approval of the final terms of the underwriting agreement, including approval of the members of the underwriting syndicate. Mr. Bowen and Dr. Erickson are members of the Executive Committee. The number of meetings of the Executive Committee held by each Fund during its last fiscal year is shown on Schedule 1 hereto. Each Fund's Executive Committee met to authorize the Funds' dividend declarations, and for First Trust Tax-Advantaged Preferred Income Fund, to authorize the redemption of Preferred Shares.

         Each Fund's Nominating and Governance Committee (the "Committee") is composed entirely of Independent Trustees who are also "independent directors" within the meaning of the listing standards of the NYSE Amex (formerly known as the American Stock Exchange and the NYSE Alternext US) or the New York Stock Exchange, as applicable. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Committee. The purpose of the Committee is to oversee matters related to the nomination of trustees and, as necessary, the corporate governance of each Fund. The Committee is responsible for, among other things, seeking, identifying and nominating qualified candidates for election or appointment as trustees in the event of a vacancy, consistent with criteria approved by the Board, for the next annual meeting of shareholders; evaluating Board performance and processes; reviewing Board committee assignments; and, to the extent necessary or desirable, establishing corporate governance guidelines and procedures. The Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Funds' website at http://www.ftportfolios.com. Mr. Nielson serves as chairman of the Committee. The number of meetings of the Committee held by each Fund during its last fiscal year is shown on Schedule 1 hereto.

         If there is no vacancy on the Board, the Board will not actively seek recommendations from other parties, including shareholders of the Funds. When a vacancy on the Board occurs, the Committee may seek recommendations for candidates from those sources it deems appropriate in its discretion, including shareholders of the Funds. The Committee may retain a search firm to identify candidates.

         If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Committee is accepting recommendations, the recommendation will be forwarded to the chairman of the Committee and outside counsel to the Independent Trustees. Recommendations received at any other time will be kept on file until such time as the Committee is accepting recommendations at which point they may be considered for nomination.

         In recruiting new trustees, the Committee seeks to recruit and retain qualified independent trustees of high integrity, whose skills and experience will enhance the Board's ability to effectively represent the interests of the Funds' shareholders and oversee the wide range of regulatory and business issues affecting the Funds. A candidate for trustee must meet certain basic requirements, including relevant skills and experience, time availability and if qualifying as a non-"interested person" candidate, independence from the Funds and their investment adviser or other service providers. The qualifications of a particular candidate, however, may vary depending on the current composition of the Board and the mix of skills and backgrounds of the incumbent trustees since the Committee seeks to establish an effective Board with an appropriate range of skills and experience, in the aggregate. In addition to relevant skills and experience, all candidates must possess high standards of personal integrity that are assessed on the basis of personal interviews, recommendations, or direct knowledge by Committee members. The review process may include, without limitation, personal interviews, background checks, written submissions by the candidates and third party references. Under no circumstances shall the Committee evaluate persons recommended by a shareholder of the Funds on a basis substantially different than that used for other persons recommended for the same election or appointment of trustees. Each Fund has a retirement policy in place that prohibits consideration for election as a Trustee of persons age 72 or older. The Committee reserves the right to make the final selection regarding the nomination of any trustees.

         The Valuation Committee is responsible for the oversight of valuation procedures of the Funds. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Valuation Committee. Mr. Kadlec serves as chairman of the Valuation Committee. The number of meetings of the Valuation Committee held by each Fund during its last fiscal year is shown on Schedule 1 hereto.

                             ADDITIONAL INFORMATION

SHAREHOLDER PROPOSALS

         To be considered for presentation at the Joint Annual Meetings of Shareholders of the Funds to be held in 2010, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of the applicable Fund at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, not later than November 20, 2009. A shareholder proposal submitted in accordance with the Funds' By-Laws should be submitted as described below.

         Under the Funds' respective By-Laws, any proposal to elect any person nominated by shareholders for election as trustee and any other proposals by shareholders may only be brought before an annual meeting of a Fund if timely written notice (the "Shareholder Notice") is provided to the Secretary of the Fund. In accordance with the advance notice provisions included in the Funds' By-Laws, unless a greater or lesser period is required under applicable law, to be timely, the Shareholder Notice must be delivered to or mailed and received at the Fund's address, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187,
Attn: W. Scott Jardine, not less than forty-five (45) days nor more than sixty
(60) days prior to the first anniversary date of the date of the proxy statement released to shareholders for the preceding year's annual meeting. However, if and only if the annual meeting is not scheduled to be held within a period that commences thirty (30) days before the first anniversary date of the annual meeting for the preceding year and ends thirty (30) days after such anniversary date (an annual meeting date outside such period being referred to herein as an "Other Annual Meeting Date"), such Shareholder Notice must be given as described above by the later of the close of business on (i) the date forty-five (45) days prior to such Other Annual Meeting Date or (ii) the tenth (10th) business day following the date such Other Annual Meeting Date is first publicly announced or disclosed.

         Any shareholder submitting a nomination of any person or persons (as the case may be) for election as a trustee or trustees of a Fund is required to deliver, as part of such Shareholder Notice: (i) a statement in writing setting forth: (A) the name, age, date of birth, business address, residence address and nationality of the person or persons to be nominated; (B) the class or series and number of all shares of the Fund owned of record or beneficially by each such person or persons, as reported to such shareholder by such nominee(s); (C) any other information regarding each such person required by paragraphs (a),
(d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the 1934 Act (or any successor provision thereto); (D) any other information regarding the person or persons to be nominated that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the 1934 Act and the rules and regulations promulgated thereunder; and (E) whether such shareholder believes any nominee is or will be an "interested person" of the Fund (as defined in the 1940 Act) and, if not an "interested person," information regarding each nominee that will be sufficient for the Fund to make such determination; and (ii) the written and signed consent of any person nominated to be named as a nominee and to serve as a trustee if elected. In addition, the Trustees may require any proposed nominee to furnish such other information as they may reasonably require or deem necessary to determine the eligibility of such proposed nominee to serve as a trustee.

         Without limiting the foregoing, any shareholder who gives a Shareholder Notice of any matter proposed to be brought before a shareholder meeting (whether or not involving nominees for trustees) is required to deliver, as part of such Shareholder Notice: (i) the description of and text of the proposal to be presented; (ii) a brief written statement of the reasons why such shareholder favors the proposal; (iii) such shareholder's name and address as they appear on the Fund's books; (iv) any other information relating to the shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with the solicitation of proxies with respect to the matter(s) proposed pursuant to Section 14 of the 1934 Act and the rules and regulations promulgated thereunder; (v) the class or series and number of all Shares of the Fund owned beneficially and of record by such shareholder; (vi) any material interest of such shareholder in the matter proposed (other than as a shareholder); (vii) a representation that the shareholder intends to appear in person or by proxy at the shareholder meeting to act on the matter(s) proposed;
(viii) if the proposal involves nominee(s) for trustees, a description of all arrangements or understandings between the shareholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by the shareholder; and (ix) in the case of a shareholder (a "Beneficial Owner") that holds shares entitled to vote at the meeting through a nominee or "street name" holder of record, evidence establishing such Beneficial Owner's indirect ownership of, and entitlement to vote, shares at the meeting of shareholders. Shares "beneficially owned" means all Shares which such person is deemed to beneficially own pursuant to Rules 13d-3 and 13d-5 under the 1934 Act.

         Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

SHAREHOLDER COMMUNICATIONS

         Shareholders of a Fund who want to communicate with the Board of Trustees or any individual Trustee should write the Fund to the attention of the Fund Secretary, W. Scott Jardine. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee, it will be sent to the chairman of the Nominating and Governance Committee of the Board and the outside counsel to the Independent Trustees for further distribution as deemed appropriate by such persons.

INVESTMENT ADVISER, SUB-ADVISERS, ADMINISTRATORS AND TRANSFER AGENTS

         First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, serves as the Funds' investment adviser. Four Corners Capital Management, LLC, 555 South Flower Street, Suite 3300, Los Angeles, California 90071, and Macquarie Capital Investment Management, LLC, 125 West 55th Street, New York, New York 10019, serve as the investment sub-advisers to Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund. Energy Income Partners, LLC, 49 Riverside Avenue, Westport, Connecticut 06880, serves as the investment sub-adviser to Energy Income and Growth Fund. Chartwell Investment Partners, L.P., 1235 Westlakes Drive, Berwyn, Pennsylvania 19312, serves as the investment sub-adviser to First Trust Enhanced Equity Income Fund. Aberdeen Asset Management, Inc., 300 SE 2nd Street, Suite 820, Fort Lauderdale, Florida 33301, serves as the investment sub-adviser to First Trust/Aberdeen Global Opportunity Income Fund. Fixed Income Discount Advisory Company, Inc., 1211 Avenue of the Americas, 29th Floor, New York, New York 10036, serves as the investment sub-adviser to First Trust/FIDAC Mortgage Income Fund. Valhalla Capital Partners, LLC, 13011 W. Highway 42, Suite 201, Prospect, Kentucky 40059, serves as the investment sub-adviser to First Trust Strategic High Income Fund and First Trust Strategic High Income Fund II. First Trust Portfolios L.P., an affiliate of First Trust Advisors, owns a minority interest in Valhalla Capital

Partners, LLC. Stonebridge Advisors LLC, 187 Danbury Road, Wilton, Connecticut 06897, serves as the investment sub-adviser to First Trust Tax-Advantaged Preferred Income Fund and is an affiliate of First Trust Advisors L.P. Confluence Investment Management LLC, 349 Marshall Avenue, Suite 302, St. Louis, Missouri 63119, serves as the investment sub-adviser to First Trust Specialty Finance and Financial Opportunities Fund. Aviance Capital Management, LLC, 2080 Ringling Boulevard, Sarasota, Florida 34237, serves as the investment sub-adviser to First Trust Active Dividend Income Fund. First Trust Portfolios L.P. owns a minority interest in Aviance Capital Management, LLC.

         PNC acts as the administrator, accounting agent and transfer agent to the Funds (other than First Trust Active Dividend Income Fund) and is located at 4400 Computer Drive, Westborough, Massachusetts 01581. PNC is a leading provider of processing, technology and business intelligence services to asset managers, broker/dealers and financial advisors.

         J.P. Morgan Investor Services Co., located at 73 Tremont Street, Boston, Massachusetts 02108, serves as the administrator and fund accountant to First Trust Active Dividend Income Fund. AST, located at 59 Maiden Lane, New York, New York 10038, serves as the transfer agent to First Trust Active Dividend Income Fund.

SECTION 30(h) AND SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require the Funds' officers and Trustees, certain persons affiliated with First Trust Advisors and any sub-adviser and persons who beneficially own more than 10% of a Fund's Shares to file reports of ownership and changes of ownership with the SEC and the NYSE Amex (formerly known as the American Stock Exchange and the NYSE Alternext US) or the New York Stock Exchange, as applicable, and to furnish the Funds with copies of all Section 16(a) forms they file. Based solely upon a review of copies of such forms received by the Funds and certain written representations, the Funds believe that during the fiscal years ended October 31, 2008, November 30, 2008 and December 31, 2008, all such filing requirements applicable to such persons were met except as noted below. For First Trust Strategic High Income Fund, eight late Form 4s representing nine transactions were filed in March 2008 on behalf of Ronald McAlister, an officer of First Trust Advisors, relating to various purchases and sales of shares of the Fund that occurred between November 2007 and February 2008. Mr. McAlister is no longer a Section 16 officer of First Trust Strategic High Income Fund. For First Trust Specialty Finance and Financial Opportunities Fund, one late Form 4 representing one transaction was filed in November 2008 on behalf of David Schulte, an officer of the Fund's investment sub-adviser, relating to a purchase of shares of the Fund that occurred in August 2008.

FISCAL YEAR

         The fiscal year end for First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II and First Trust Tax-Advantaged Preferred Income Fund was October 31, 2008. The fiscal year end for Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, Energy Income and Growth Fund, First Trust Specialty Finance and Financial Opportunities Fund and First Trust Active Dividend Income Fund was November 30, 2008. The fiscal year end for First Trust Enhanced Equity Income Fund and First Trust/Aberdeen Global Opportunity Income Fund was December 31, 2008.

DELIVERY OF CERTAIN DOCUMENTS

         Annual reports will be sent to shareholders of record of each Fund following the Fund's fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to the Fund at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187 or by calling (800) 988-5891.

         Please note that only one annual or semi-annual report, proxy statement or Notice of Internet Availability of Proxy Materials (as applicable) may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual or semi-annual report, proxy statement or Notice of Internet Availability of Proxy Materials (as applicable), or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the Fund at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.

                    OTHER MATTERS TO COME BEFORE THE MEETING

         No business other than the matter described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote thereon according to their best judgment in the interests of the Funds.

March 20, 2009

--------------------------------------------------------------------------------
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
--------------------------------------------------------------------------------

                                   SCHEDULE 1


                     NUMBER OF BOARD AND COMMITTEE MEETINGS
                    HELD DURING EACH FUND'S LAST FISCAL YEAR

---------------------------------- ------------------ ----------------- ------------------ ----------------- ------------------
                                                                                            NOMINATING AND
                                                                            EXECUTIVE         GOVERNANCE         VALUATION
                                                      AUDIT COMMITTEE       COMMITTEE         COMMITTEE          COMMITTEE
              FUND                  BOARD MEETINGS        MEETINGS          MEETINGS           MEETINGS          MEETINGS
---------------------------------- ------------------ ----------------- ------------------ ----------------- ------------------
MACQUARIE/FIRST TRUST GLOBAL               10                 6                  4                 4                  4
INFRASTRUCTURE/UTILITIES
DIVIDEND & INCOME FUND (1)
---------------------------------- ------------------ ----------------- ------------------ ----------------- ------------------
ENERGY INCOME AND GROWTH FUND (1)          10                 7                  4                 4                  4
---------------------------------- ------------------ ----------------- ------------------ ----------------- ------------------
FIRST TRUST ENHANCED EQUITY                 7                 6                  4                 4                  4
INCOME FUND (2)
---------------------------------- ------------------ ----------------- ------------------ ----------------- ------------------
FIRST TRUST/ABERDEEN GLOBAL                 7                 6                 12                 4                  4
OPPORTUNITY INCOME FUND (2)
---------------------------------- ------------------ ----------------- ------------------ ----------------- ------------------
FIRST TRUST/FIDAC MORTGAGE                  7                 9                 12                 4                  4
INCOME FUND (3)
---------------------------------- ------------------ ----------------- ------------------ ----------------- ------------------
FIRST TRUST STRATEGIC HIGH                  7                 9                 12                 4                  4
INCOME FUND (3)
---------------------------------- ------------------ ----------------- ------------------ ----------------- ------------------
FIRST TRUST STRATEGIC HIGH                  7                 9                 11                 4                  4
INCOME FUND II (3)
---------------------------------- ------------------ ----------------- ------------------ ----------------- ------------------
FIRST TRUST TAX-ADVANTAGED                  9                 8                  6                 4                  4
PREFERRED INCOME FUND (3)
---------------------------------- ------------------ ----------------- ------------------ ----------------- ------------------
FIRST TRUST SPECIALTY FINANCE
AND FINANCIAL OPPORTUNITIES FUND            9                 9                  4                 4                  4
(1)
---------------------------------- ------------------ ----------------- ------------------ ----------------- ------------------
FIRST TRUST ACTIVE DIVIDEND                 8                 7                  4                 4                  4
INCOME FUND (1)
---------------------------------- ------------------ ----------------- ------------------ ----------------- ------------------

(1) For fiscal year ended November 30, 2008.
(2) For fiscal year ended December 31, 2008.
(3) For fiscal year ended October 31, 2008.

                                    EXHIBIT A

                             AUDIT COMMITTEE CHARTER

I. PURPOSE.

         The Audit Committee (the "Committee") is appointed by the Boards of Trustees (the "Boards") of investment companies (the "Funds") advised by First Trust Advisors L.P. ("Fund Management") for the following purposes:

                    A. to oversee the accounting and financial reporting processes of each Fund and its internal controls and, as the Audit Committee deems appropriate, to inquire into the internal controls of certain third-party service providers;

                    B. to oversee the quality and integrity of each Fund's financial statements and the independent audit thereof;

                    C. to oversee, or, as appropriate, assist Board oversight of, each Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal controls and independent audits; and

                    D. to approve, prior to the appointment, the engagement of each Fund's independent auditor and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund's independent auditor.


II. COMMITTEE ORGANIZATION AND COMPOSITION.

          A. Size and Membership Requirements.

                    1. The Committee shall be composed of at least three members, all of whom shall be trustees of the Funds. Each member of the Committee, and a Committee chairperson, shall be appointed by the Board on the recommendation of the Nominating and Governance Committee.

                    2. Each member of the Committee shall be independent of the Fund and must be free of any relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment as a Committee member. With respect to the Funds which are closed-end funds or open-end exchange-traded funds ("ETFs"), each member must meet the independence and experience requirements of the New York Stock Exchange, NYSE Arca, or the NYSE Alternext US or the NASDAQ Stock Market (as applicable), and Section 10A of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Rule 10A-3 thereunder, and other applicable rules and regulations of the Securities and Exchange Commission ("SEC"). Included in the foregoing is the requirement that no member of the Committee be an "interested person" of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"), nor shall any Committee member accept, directly or indirectly, any consulting, advisory or other compensatory fee from the Funds (except in the capacity as a Board or committee member).

                    3. At least one member of the Committee shall have been determined by the Board, exercising its business judgment, to qualify as an "audit committee financial expert" as defined by the SEC.

                    4. With respect to Funds whose shares are listed on NYSE Arca or on the New York Stock Exchange, each member of the Committee shall have been determined by the Board, exercising its business judgment, to be "financially literate" as required by the New York Stock Exchange or NYSE Arca (as applicable). In addition, at least one member of the Committee shall have been determined by the Board, exercising its business judgment, to have "accounting or financial management expertise," as required by the New York Stock Exchange or NYSE Arca (as applicable). Such member may, but need not be, the same person as the Funds' "audit committee financial expert." With respect to Funds that are closed-end funds or ETFs whose shares are listed on the NYSE Alternext US or the NASDAQ Stock Market, each member of the Committee shall be able to read and understand fundamental financial statements, including a Fund's balance sheet, income statement and cash flow statement. In addition, at least one member of the Committee shall have been determined by the Board, exercising its business judgment, to be "financially sophisticated," as required by the NYSE Alternext US or the NASDAQ Stock Market (as applicable). A member whom the Board determines to be the Fund's "audit committee financial expert" shall be presumed to qualify as financially sophisticated.

                    5. With respect to Funds that are closed-end funds, Committee members shall not serve simultaneously on the audit committee of more than two public companies, in addition to their service on the Committee.

          B. Frequency of Meetings.

         The Committee will ordinarily meet once for every regular meeting of the Board. The Committee may meet more or less frequently as appropriate, but no less than twice per year.

          C. Term of Office.

         Committee members shall serve until they resign or are removed or replaced by the Board.

III. RESPONSIBILITIES.

          A. With respect to Independent Auditors:

                    1. The Committee shall be responsible for the appointment or replacement (subject if applicable, to Board and/or shareholder ratification), compensation, retention and oversight of the work of any registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds ("External Auditors"). The External Auditors shall report directly to the Committee.

                    2. The Committee shall meet with the External Auditors and Fund Management to review the scope, fees, audit plans and staffing of the proposed audits for each fiscal year. At the conclusion of the audit, the Committee shall review such audit results, including the External Auditor's evaluation of the Fund's financial and internal controls, any comments or recommendations of the External Auditors, any audit problems or difficulties and Fund Management's response, including any restrictions on the scope of the External Auditor's activities or on access to requested information, any significant disagreements with Fund Management, any accounting adjustments noted or proposed by the auditor but not made by the Fund, any communications between the audit team and the audit firm 's national office regarding auditing or accounting issues presented by the engagement, any significant changes required from the originally planned audit programs and any adjustments to the financial statements recommended by the External Auditors.

                    3. The Committee shall meet with the External Auditors in the absence of Fund Management, as necessary.

                    4. The Committee shall pre-approve all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Fund by its External Auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee, and shall report any such pre-approval to the full Committee.

                    5. The Committee shall pre-approve the External Auditor's engagements for non-audit services to Fund Management and any entity controlling, controlled by or under common control with Fund Management that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee, and shall report any such pre-approval to the full Committee.

                    6. If the External Auditors have provided non-audit services to Fund Management and any entity controlling, controlled by or under common control with Fund Management that provides ongoing services to the Fund that were not pre-approved pursuant to the de minimis exception, the Committee shall consider whether the provision of such non-audit services is compatible with the External Auditor's independence.

                    7. The Committee shall obtain and review a report from the External Auditors at least annually (including a formal written statement delineating all relationships between the auditors and the Fund consistent with Independence Standards Board Standard No. 1 as may be amended, restated, modified or replaced) regarding (a) the External Auditor's internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by an inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm; (c) any steps taken to deal with any such issues; and (d) the External Auditor's independence, including all relationships between the External Auditors and the Fund and its affiliates; and evaluating the qualifications, performance and independence of the External Auditors, including their membership in the SEC practice section of the AICPA and their compliance with all applicable requirements for independence and peer review, and a review and evaluation of the lead partner, taking into account the opinions of management and discussing such reports with the External Auditors. The Committee shall present its conclusions with respect to the External Auditors to the Board.

                    8. The Committee shall review reports and other information provided to it by the External Auditors regarding any illegal acts that the External Auditors should discover (whether or not perceived to have a material effect on the Fund' s financial statements), in accordance with and as required by Section 10A(b) of the Exchange Act.

                    9. The Committee shall ensure the rotation of the lead (or concurring) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and further considering the rotation of the independent auditor firm itself.

                   10. The Committee shall establish and recommend to the Board for ratification a policy of the Funds with respect to the hiring of employees or former employees of the External Auditors who participated in the audits of the Funds' financial statements.

                   11. The Committee shall take (and, where appropriate, recommend that the Board take) appropriate action to oversee the independence of the External Auditors.

                   12. The Committee shall report regularly to the Board on the results of the activities of the Committee, including any issues that arise with respect to the quality or integrity of the Funds' financial statements, the Funds' compliance with legal or regulatory requirements, the performance and independence of the Funds' External Auditors, or the performance of the internal audit function, if any.

          B. With respect to Fund Financial Statements:

                    1. The Committee shall meet to review and discuss with F und Management and the External Auditors the annual audited financial statements of the Funds, major issues regarding accounting and auditing principles and practices, and the Funds' disclosures under "Management's Discussion and Analysis," and shall meet to review and discuss with Fund Management the semi-annual financial statements of the Funds and the Funds' disclosures under "Management's Discussion and Analysis."

                    2. The Committee shall review and discuss reports, both written and oral, from the External Auditors or Fund Management regarding (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles ("GAAP") for policies and practices that have been discussed with management, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the External Auditors; (c) other material written communications between the External Auditors and management, such as any management letter or schedule of unadjusted differences; and (d) all non-audit services provided to any entity in the investment company complex (as defined in Rule 2-01 of Regulation S-X) that were not pre-approved by the Committee.

                    3. The Committee shall review disclosures made to the Committee by the Funds' principal executive officer and principal financial officer during their certification process for the Funds' periodic reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Funds' internal controls.

                    4. The Committee shall discuss with the External Auditors the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 90, Audit Committee Communications (which amended SAS No. 61, Communication with Audit Committees), that arise during the External Auditor's review of the Funds' financial statements.

                    5. The Committee shall review and discuss with management and the External Auditors (a) significant financial reporting issues and judgments made in connection with the preparation and presentation of the Funds' financial statements, including any significant changes in the Funds' selection or application of accounting principles and any major issues as to the adequacy of the Funds' internal controls and any special audit steps adopted in light of material control deficiencies, and (b) analyses prepared by Fund Management or the External Auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

                    6. The Committee shall review and discuss with management and the External Auditors the effect of regulatory and accounting initiatives on the Funds' financial statements.

                    7. The Committee shall discuss with Fund Management the Funds' press releases regarding financial results and dividends, as well as financial information and earnings guidance provided to analysts and rating agencies. This discussion may be done generally, consisting of discussing the types of information to be disclosed and the types of presentations to be made. The Chairman of the Committee shall be authorized to have these discussions with Fund Management on behalf of the Committee, and shall report to the Committee regarding any such discussions.

                    8. The Committee shall discuss with Fund Management the Funds' major financial risk exposures and the steps Fund Management has taken to monitor and control these exposures, including the Funds' risk assessment and risk management policies and guidelines. In fulfilling its obligations under this paragraph, the Committee may, as applicable, review in a general manner the processes other Board committees have in place with respect to risk assessment and risk management.

          C. With respect to serving as a Qualified Legal Compliance Committee:

                    1. The Committee shall serve as the Funds' "qualified legal compliance committee" ("QLCC") within the meaning of the rules of the SEC and, in that regard, the following shall apply.

                             i. The Committee shall receive and retain, in
                  confidence, reports of evidence of (a) a material violation of any federal or state securities laws, (b) a material breach of a fiduciary duty arising under any federal or state laws or
                  (c) a similar material violation of any federal or state law by a Fund or any of its officers, trustees, employees or agents (a "Report of Material Violation"). Reports of Material Violation may be addressed to the Funds, attention W. Scott Jardine, at the address of the principal offices of the Funds, which currently is 120 East Liberty Drive, Wheaton, Illinois, 60187, who shall forward the Report of Material Violation to the Committee.

                            ii. Upon receipt of a Report of Material Violation,
                  the Committee shall (a) inform the Fund's chief legal officer and chief executive officer (or the equivalents thereof) of the report (unless the Committee determines it would be futile to do so), and (b) determine whether an investigation is necessary.

                           iii. After considering the Report of a Material
                  Violation, the Committee shall do the following if it deems an investigation necessary:

                              o    Notify the full Board;

                              o    Initiate an investigation, which may be
                           conducted either by the chief legal officer (or the equivalent thereof) of the Fund or by outside attorneys; and

                              o Retain such additional expert personnel
                           as the Committee deems necessary.

                           iv. At the conclusion of any such investigation, the
                  Committee shall:

                              o Recommend, by majority vote, that the
                           Fund implement an appropriate response to evidence of a material violation; and

                               o Inform the chief legal officer and the
                           chief executive officer (or the equivalents thereof) and the Board of the results of any such investigation and the appropriate remedial measures to be adopted.

                    2. The Committee shall take all other action that it deems appropriate in the event that the Fund fails in any material respect to implement an appropriate response that the Committee, as the QLCC, has recommended the Fund take.

          D. Other Responsibilities:

                    1. The Committee shall receive, retain and handle complaints received by the Funds regarding accounting, internal accounting controls, or auditing matters from any person, whether or not an employee of the Funds or Fund Management, and shall receive submissions of concerns regarding questionable accounting or auditing matters by employees of the Funds and Fund Management, administrator, principal underwriter, or any other provider of accounting-related services for the Funds. All such complaints and concerns shall be handled in accordance with the Committee's procedures for operating as a QLCC, outlined in III.C above.

                    2. The Committee shall review, with fund counsel and independent legal counsel, any legal matters that could have significant impact on the Fund's financial statements or compliance policies and the findings of any examination by a regulatory agency as they relate to financial statement matters.

                    3. The Committee shall review and reassess the adequacy of this charter on an annual basis and provide a recommendation to the Board for approval of any proposed changes deemed necessary or advisable by the Committee.

                    4. The Committee shall evaluate on an annual basis the performance of the Committee.

                    5. The Committee shall review with the External Auditors and with Fund Management the adequacy and effectiveness of the Funds' internal accounting and financial controls.

                    6. The Committee shall discuss with Fund Management and the External Auditors any correspondence with regulators or governmental agencies that raise material issues regarding the Funds' financial statements or accounting policies.

                    7. The Committee shall obtain any reports from Fund Management with respect to the Funds' policies and procedures regarding compliance with applicable laws and regulations. The Committee shall perform other special reviews, investigations or oversight functions as requested by the Board and shall receive and review periodic or special reports issued on exposure/controls, irregularities and control failures related to the Funds.

                    8. The Committee shall prepare any report of the Committee required to be included in a proxy statement for a Fund.

                    9. The Committee may request any officer or employee of a Fund or Fund Management, independent legal counsel, fund counsel and the External Auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

                   10. The Committee shall maintain minutes of its meetings.

                   11. The Committee shall perform such other functions and have such powers as may be necessary or appropriate in the efficient and lawful discharge of its responsibilities.

IV. AUTHORITY TO ENGAGE ADVISERS.

         The Committee may engage independent counsel and other advisers, as it determines necessary to carry out its duties. The Funds' External Auditors shall have unrestricted accessibility at any time to Committee members.

V. FUNDING PROVISIONS.

          A. The Committee shall determine the:

                    1. Compensation to any independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for a Fund; and

                    2. Compensation to any advisers employed by the Committee.

          B. The expenses enumerated in this Article V and all necessary and appropriate administrative expenses of the Committee shall be paid by the applicable Fund or Fund Management.


VI. MANAGEMENT AND EXTERNAL AUDITOR'S RESPONSIBILITIES.

          A. Fund Management has the primary responsibility for establishing and maintaining systems for accounting, reporting, disclosure and internal controls. The External Auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls. All External Auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds shall report directly to the Committee. The External Auditors' ultimate accountability is to the Board and the Committee, as representatives of shareholders.

          B. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Funds' financial statements are complete and accurate and are in accordance with GAAP, nor is it the duty of the Committee to assure compliance with laws and regulations and/or the Funds' Code of Ethics.

          C. In discharging its responsibilities, the Committee and its members are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of a Fund; (2) legal counsel, public accountants, or other persons as to matters the Committee member reasonably believes are within the person's professional or expert competence; or (3) a Board committee of which the Committee member is not a member.

                       [BLANK INSIDE BACK COVER]

                          [BLANK BACK COVER]

                                                                      PROXY CARD






--------------------------------------------------------------------------------
Proxy - First Trust Strategic High Income Fund II                  COMMON SHARES
--------------------------------------------------------------------------------
                                                               _________________
PROXY SOLICITED BY THE BOARD OF TRUSTEES
ANNUAL MEETING ON APRIL 16, 2009                               _________________

The undersigned holder of shares of the First Trust Strategic High Income
Fund II (the "Fund"), a Massachusetts business trust, hereby appoints W. Scott Jardine, Mark R. Bradley, Kristi A. Maher, James M. Dykas and Erin E. Chapman as attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, at 4:00 p.m. Central time on the date indicated above, and any adjournments or postponenments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement dated March 20, 2009, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder.

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.


          NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give full title.


          _____________________________________      _____________________
          Signature                                  Date


          _____________________________________      _____________________
          Signature (Joint Owners)                   Date


                                                                    FHY-CMN-PXC
FIR01

--------------------------------------------------------------------------------
Annual Meeting Proxy Card
--------------------------------------------------------------------------------

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE PROPOSAL.


Election of Class II Trustees - The Board of Trustees recommends you vote FOR the election of all Nominees for three-year terms.

Please mark your votes as indicated in this example [X]

1.  Nominees:                         For   Withhold                                              For   Withhold

    01 - Richard E. Erickson          [ ]     [ ]               02 - Thomas R. Kadlec             [ ]     [ ]
         (Class II)                                                  (Class II)




Non-Voting Items

Change of Address -- Please print your new address below.




Comments -- Please print your comments below.






                          PLEASE SIGN ON REVERSE SIDE

                                                                     FIR-CMN-PXC